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[FLEET CAPITAL CORPORATION LOGO APPEARS HERE]

                                      MASTER EQUIPMENT LEASE AGREEMENT No. 35076
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LESSOR:  FLEET CAPITAL CORPORATION                   LESSEE:  NAVISITE, INC.
         a Rhode Island corporation                           a Delaware corporation

ADDRESS: 50 Kennedy Plaza                            ADDRESS: 400 Minuteman Road
         Providence, Rhode Island  02903-2305                 Andover, Massachusetts 01810

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1.  LEASE OF EQUIPMENT

  Subject to the terms and conditions set forth herein (the "MASTER LEASE") and in any Lease Schedule incorporating the terms of this Master Lease (each, a "LEASE SCHEDULE"), Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the items and units of personal property described in each such Lease Schedule, together with all replacements, parts, additions, accessories and substitutions therefor (collectively, the "EQUIPMENT"). As used in this Lease, the term "ITEM OF EQUIPMENT" shall mean each functionally integrated and separately marketable group or unit of Equipment subject to this Lease. Each Lease Schedule shall constitute a separate, distinct and independent lease of Equipment and contractual obligation of Lessee. References to "THE LEASE," "THIS LEASE" or "ANY LEASE" shall mean and refer to any Lease Schedule which incorporates the terms of this Master Lease, together with all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with such Lease Schedule or this Master Lease, all as the same may be amended or modified from time to time. The Equipment is to be delivered and installed at the location specified or referred to in the applicable Lease Schedule. The Equipment shall be deemed to have been accepted by Lessee for all purposes under this Lease upon Lessor's receipt of an Acceptance Certificate with respect to such Equipment, executed by Lessee after receipt of all other documentation required by Lessor with respect to such Equipment. Lessor shall not be liable or responsible for any failure or delay in the delivery of the Equipment to Lessee for whatever reason. As used in this Lease, "ACQUISITION COST" shall mean (a) with respect to all Equipment subject to a Lease Schedule, the amount set forth as the Acquisition Cost in the Lease Schedule and the Acceptance Certificate applicable to such Equipment, provided such amount is paid by Lessor; and (b) with respect to any item of Equipment, the total amount of all vendor or seller invoices (including Lessee invoices, if any) for such item of Equipment, together with all acquisition fees and costs of delivery, installation, testing and related services, accessories, supplies or attachments procured or financed by Lessor from vendors or suppliers thereof (including items provided by Lessee) relating or allocable to such item of Equipment ("RELATED EXPENSES"). As used in this Lease with respect to any Equipment, the terms "ACCEPTANCE DATE," "RENTAL PAYMENT(S)," "RENTAL PAYMENT DATE(S)," "RENTAL PAYMENT NUMBERS," "RENTAL PAYMENT COMMENCEMENT DATE," "LEASE TERM" and "LEASE TERM COMMENCEMENT DATE" shall have the meanings and values assigned to them in the Lease Schedule and the Acceptance Certificate applicable to such Equipment.

2.  TERM AND RENT

  The Lease Term for any Equipment shall be as specified in the applicable Lease Schedule. Rental Payments shall be in the amounts and shall be due and payable as set forth in the applicable Lease Schedule. Lessee shall, in addition, pay interim rent to Lessor on a pro-rata, per-diem basis from the Acceptance Date to the Lease Term Commencement Date set forth in the applicable Acceptance Certificate, payable on such Lease Term Commencement Date. If any rent or other amount payable hereunder shall not be paid within 10 days of the date when due, Lessee shall pay as an administrative and late charge an amount equal to 5% of the amount of any such overdue payment. All payments to be made to Lessor shall be made to Lessor in immediately available funds at the address shown above, or at such other place as Lessor shall specify in writing. THIS IS A NON-CANCELABLE, NON-TERMINABLE LEASE OF EQUIPMENT FOR THE ENTIRE LEASE TERM PROVIDED IN EACH LEASE SCHEDULE HERETO.

3.  POSSESSION; PERSONAL PROPERTY

  No right, title or interest in the Equipment shall pass to Lessee other than the right to maintain possession and use of the Equipment for the Lease Term (provided no Event of Default has occurred) free from interference by any person claiming by, through, or under Lessor. The Equipment shall always remain personal property even though the Equipment may hereafter become attached or affixed to real property. Lessee agrees to give and record such notices and to take such other action at its own expense as may be necessary to prevent any third party (other than an assignee of Lessor) from acquiring or having the right under any circumstances to acquire any interest in the Equipment or this Lease.

4.  DISCLAIMER OF WARRANTIES

  LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT, NOR THE AGENT THEREOF, AND MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT, ITS FITNESS FOR A PARTICULAR PURPOSE, ITS DESIGN OR CONDITION, ITS CAPACITY OR DURABILITY, THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE MANUFACTURE OR ASSEMBLY OF THE EQUIPMENT, OR THE CONFORMITY OF THE EQUIPMENT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER RELATING THERETO, OR PATENT INFRINGEMENTS, AND LESSOR HEREBY DISCLAIMS ANY SUCH WARRANTY. LESSOR IS NOT RESPONSIBLE FOR ANY REPAIRS OR SERVICE TO THE EQUIPMENT, DEFECTS THEREIN OR FAILURES IN THE OPERATION THEREOF. Lessee has made the selection of each item of Equipment and the manufacturer and/or supplier thereof based on its own judgment and expressly disclaims any reliance upon any statements or representations made by Lessor. For so long as no Event of Default (or event or condition which, with the passage of time or giving of notice, or both, would become such an Event of Default) has occurred and is continuing, Lessee shall be the beneficiary of, and shall be entitled to, all rights under any applicable manufacturer's or vendor's warranties with respect to the Equipment, to the extent permitted by law.

  If the Equipment is not delivered, is not properly installed, does not operate as warranted, becomes obsolete, or is unsatisfactory for any reason whatsoever, Lessee shall make all claims on account thereof solely against the manufacturer or supplier and not against Lessor, and Lessee shall nevertheless pay all rentals and other sums payable hereunder. Lessee acknowledges that neither the manufacturer or supplier of the Equipment, nor any sales representative or agent thereof, is an agent of Lessor, and no agreement or representation as to the Equipment or any other matter by any such sales representative or agent of the manufacturer or supplier shall in any way affect Lessee's obligations hereunder.

5.  REPRESENTATIONS, WARRANTIES AND COVENANTS
  Lessee represents and warrants to and covenants with Lessor that:

  (a) Lessee has the form of business organization indicated above and is duly organized and existing in good standing under the laws of the state listed in the caption of this Master Lease and is duly qualified to do business wherever necessary to carry on its present business and operations and to own its property; (b) this Lease has been duly authorized by all necessary action on the part of Lessee consistent with its form of organization, does not require any further shareholder or partner approval, does not require the approval of, or the giving notice to, any federal, state, local or foreign governmental authority and does not contravene any law binding on Lessee or contravene any certificate or articles of incorporation or by-laws or partnership certificate or agreement, or any agreement, indenture, or other instrument to which Lessee is a party or by which it may be bound; (c) this Lease has been duly executed and delivered by authorized officers or partners of Lessee and constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms; (d) Lessee has not and will not, directly or indirectly, create, incur or permit to exist any lien, encumbrance, mortgage, pledge, attachment or security interest on or with respect to the

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Equipment or this Lease (except those of persons claiming by, through or under
Lessor); (e) the Equipment will be used solely in the conduct of Lessee's business and will remain in the location shown on the applicable Lease Schedule unless Lessor otherwise agrees in writing and Lessee has completed all notifications, filings, recordings and other actions in such new location as Lessor may reasonably request to protect Lessor's interest in the Equipment; (f) there are no pending or threatened actions or proceedings before any court or administrative agency which materially adversely affect Lessee's financial condition or operations, and all credit, financial and other information provided by Lessee or at Lessee's direction is, and all such information hereafter furnished will be, true, correct and complete in all material respects; and (g) Lessor has not selected, manufactured or supplied the Equipment to Lessee and has acquired any Equipment subject hereto solely in connection with this Lease and Lessee has received and approved the terms of any purchase order or agreement with respect to the Equipment.

6.  INDEMNITY

  Lessee assumes the risk of liability for, and hereby agrees to indemnify and hold safe and harmless, and covenants to defend, Lessor, its employees, servants and agents from and against: (a) any and all liabilities, losses, damages, claims and expenses (including legal expenses of every kind and nature) arising out of the manufacture, purchase, shipment and delivery of the Equipment to Lessee, acceptance or rejection, ownership, titling, registration, leasing, possession, operation, use, return or other disposition of the Equipment, including, without limitation, any liabilities that may arise from patent or latent defects in the Equipment (whether or not discoverable by Lessee), any claims based on absolute tort liability or warranty and any claims based on patent, trademark or copyright infringement; (b) any and all loss or damage of or to the Equipment; and (c) any obligation or liability to the manufacturer or any supplier of the Equipment arising under any purchase orders issued by or assigned to Lessor.

7.  TAXES AND OTHER CHARGES

  Lessee agrees to comply with all laws, regulations and governmental orders related to this Lease and to the Equipment and its use or possession, and to pay when due, and to defend and indemnify Lessor against liability for all license fees, assessments, and sales, use, property, excise, privilege and other taxes (including any related interest or penalties, except any such interest or penalties incurred primarily due to any negligence or misconduct of Lessor) or other charges or fees now or hereafter imposed by any governmental body or agency upon any Equipment, or with respect to the manufacturing, ordering, shipment, purchase, ownership, delivery, installation, leasing, operation, possession, use, return, or other disposition thereof or the rentals hereunder (other than taxes on or measured solely by the net income of Lessor). Any fees, taxes or other lawful charges paid by Lessor upon failure of Lessee to make such payments shall at Lessor's option become immediately due from Lessee to Lessor. Lessor shall file timely all necessary personal property returns or declarations and pay all personal property taxes levied on or assessed against the Equipment during the Basic Term and any Renewal Term of the applicable Schedule, before such taxes become delinquent, without any proration whatsoever. Lessor shall
(a) upon Lessee's request, provide evidence of the filing of the returns or declarations and the payment of such taxes, or (b) notify Lessee, in sufficient time for Lessee to file same timely, when by law or local regulation, Lessor cannot file same. Lessee, within 10 days of receipt of an invoice for the same, shall pay to Lessor an amount equal to all such taxes paid by Lessor. Lessor shall use commercially reasonably efforts to notify Lessee of the proposed assessments and/or valuations upon which such taxes are based prior to the due date thereof, and if Lessor fails to do so and such assessments and/or valuations are manifestly unreasonable, Lessee shall not be liable to reimburse Lessor for personal property taxes paid to the extent such personal property taxes are in excess of those that would be payable based on a reasonable assessment and/or valuation, provided that Lessee cooperates with Lessor in any appeal, refund or abatement proceeding Lessor may choose to pursue.

  If any Lease Schedule is denominated as a "TRUE LEASE SCHEDULE," then, with respect to the Equipment set forth on such True Lease Schedule, Lessee and Lessor anticipate that Lessor shall be entitled to the following tax benefits (the "TAX BENEFITS"): Lessor will be entitled to cost recovery deductions under
Section 168 of the Internal Revenue Code of 1986, as amended (the "CODE"), using a 200% declining balance method of depreciation switching to the straight line method for the first taxable year for which such method will yield larger depreciation deductions, and assuming a half-year convention and zero salvage value, for the applicable recovery period for such Equipment as set forth in the True Lease Schedule with respect to such Equipment. With respect to Equipment set forth on any such True Lease Schedule, Lessee agrees that: Lessee will not claim that Lessee is the owner of the Equipment subject thereto or that Lessee is otherwise entitled to all or any of the Tax Benefits; Lessee will not take any action inconsistent with Lessor's anticipated Tax Benefits; and the Equipment will not constitute "public utility property" or "tax-exempt use property" within the meaning of Sections 168(i)(10) or 168(h) of the Code. If, as the result of any act, omission and/or misrepresentation of Lessee, there shall be a loss, disallowance, recapture or delay in claiming all or any portion of the Tax Benefits with respect to the Equipment, or there shall be included in Lessor's gross income for Federal, state or local income tax purposes any amount on account of any addition, modification or improvement to or in respect of any of the Equipment made or paid for by Lessee (any loss, disallowance, recapture, delay or inclusion being herein called a "TAX LOSS"), Lessee shall reimburse Lessor for such Tax Loss in the manner provided for in this Section 7. Lessee shall not have any liability to Lessor for indemnification hereunder for any Tax Loss with respect to a Lease resulting from one or more of the following: (i) any voluntary transfer or other disposition by Lessor of any of its interests in the Lease or the Equipment; (ii) Lessor's failure to claim or follow the proper procedure in claiming any Tax Benefit in a proper and timely manner; and (iii) Lessor's failure to have sufficient income to utilize any Tax Benefit. A Tax Loss shall be deemed to have occurred if either (a) a deficiency shall have been proposed or a claim has been made that a Tax Loss has so occurred by the Internal Revenue Service or other taxing authority having jurisdiction, or (b) independent tax counsel ("TAX COUNSEL") selected by Lessor and acceptable to Lessee (which acceptance shall not be unreasonably withheld or delayed by Lessee) has rendered an opinion to Lessor that such Tax Loss has so occurred. Lessor shall use its best efforts to promptly provide written notice to Lessee that a Tax Loss has occurred. The foregoing indemnities and covenants set forth in this Section 7 shall continue in full force and effect and shall survive the expiration or earlier termination of the Lease.

8.  DEFAULT
  Lessee shall be in default of this Lease upon the occurrence of any one or more of the following events (each an "EVENT OF DEFAULT"):

  (a) Lessee shall fail to make any payment, of rent or otherwise, under any Lease within 10 days of the date when due, provided Lessee has received not less than two days notice that such payments was not paid when due; or (b) Lessee shall fail to obtain or maintain any of the insurance required under any Lease; or (c) Lessee shall fail to perform or observe any covenant, condition or agreement under any Lease, and such failure continued for 10 days after notice thereof to Lessee; or (d) Lessee shall default in the payment or performance of any indebtedness or obligation to Lessor or any affiliated person, firm or entity controlling, controlled by or under common control with Lessor, under any loan, note, security agreement, lease, guaranty, title retention or conditional sales agreement or any other instrument or agreement evidencing such indebtedness with Lessor or such other affiliated person, firm or entity affiliated with Lessor; or (e) any representation or warranty made by Lessee herein or in any certificate, agreement, statement or document hereto or hereafter furnished to Lessor in connection herewith, including without limitation, any financial information disclosed to Lessor, shall prove to be false or incorrect in any material respect; or (f) death or judicial declaration of incompetence of Lessee, if an individual; the commencement of any bankruptcy, insolvency, arrangement, reorganization, receivership, liquidation or other similar proceeding by or against Lessee or any of its properties or businesses, or the appointment of a trustee, receiver, liquidator or custodian for Lessee or any of its properties of business, or if Lessee suffers the entry of an order for relief under Title 11 of the United States Code; or the making by Lessee of a general assignment or deed of trust for the benefit of creditors, or (g) Lessee shall default in any payment or other obligation to any third party and any applicable grace or cure period with respect thereto has expired; or (h) Lessee shall terminate its existence by merger, consolidation, sale of substantially all of its assets or otherwise; or (i) if Lessee is a privately held entity, and more than 50% of Lessee's voting capital stock or other equivalent ownership interest, or effective control of such stock or interest in Lessee, issued and outstanding from time to time, is not retained by the holders of such stock or interest on the date of this Lease; or (j) if Lessee is a publicly held corporation, there shall be a change in the ownership of Lessee's stock such that Lessee is no longer subject to the reporting requirements of the Securities Exchange Act of 1934, or no longer has a class of equity securities registered under Section 12 of the Securities Act of 1933; or (k) where no financial covenants exist in or apply to a Lease Schedule, Lessor shall determine, in its sole discretion and in good faith, that there has been a material adverse change in the financial condition of the Lessee since the date of this Lease, or that Lessee's ability to make any payment hereunder promptly when due or otherwise comply with the terms of this Lease or any other agreement between Lessor and Lessee is impaired; or (l) any event or condition set forth

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in subsections (b) through (k) of this Section 8 shall occur with respect to any guarantor or other person responsible, in whole or in part, for payment or performance of this Lease; or (m) any event or condition set forth in subsections (d) through (j) shall occur with respect to any affiliated person, firm or entity controlling orcontrolled by Lessee. Lessee shall promptly notify Lessor of the occurrence of any Event of Default or the occurrence or existence of any event or condition which, upon the giving of notice of lapse of time, or both, may become an Event of Default.

9.  REMEDIES; MANDATORY PREPAYMENT.

  Upon the occurrence of any Event of Default, Lessor may, at its sole option and discretion, exercise one or more of the following remedies with respect to any or all of the Equipment: (a) cause Lessee to promptly return, at Lessee's expense, any or all Equipment to such location as Lessor may designate in accordance with the terms of Section 18 of this Master Lease, or Lessor, at its option, may enter upon the premises where the Equipment is located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability to Lessor for or by reason of damage to property or such entry or taking possession except for Lessor's gross negligence or willful misconduct; (b) sell any or all Equipment at public or private sale or otherwise dispose of, hold, use, operate, lease to others or keep idle the Equipment, all as Lessor in its sole discretion may determine and all free and clear of any rights of Lessee; (c) remedy such default, including making repairs or modifications to the Equipment, for the account and expense of Lessee, and Lessee agrees to reimburse Lessor for all of Lessor's costs and expenses; (d) by written notice to Lessee, terminate the Lease with respect to any or all Lease Schedules and the Equipment subject thereto, as such notice shall specify, and, with respect to such terminated Lease Schedules and Equipment, declare immediately due and payable and recover from Lessee, as liquidated damages for loss of Lessor's bargain and not as a penalty, an amount equal to the Stipulated Loss Value, calculated as of the next following Rental Payment Date; (e) apply any deposit or other cash collateral or sale or remarketing proceeds of the Equipment at any time to reduce any amounts due to Lessor, and (f) exercise any other right or remedy which may be available to Lessor under applicable law, or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof, including reasonable attorneys' fees and court costs. Notice of Lessor's intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, or any other notice whatsoever are hereby waived by Lessee and any endorser, guarantor, surety or other party liable in any capacity for any of the Lessee's obligations under or in respect of the Lease. No remedy referred to in this Section 9 shall be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity.

  The exercise or pursuit by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise or pursuit by Lessor of any or all such other remedies, and all remedies hereunder shall survive termination of this Lease. At any sale of the Equipment pursuant to this Section 9, Lessor may bid for the Equipment. Notice required, if any, of any sale or other disposition hereunder by Lessor shall be satisfied by the mailing of such notice to Lessee at least seven (7) days prior to such sale or other disposition. In the event Lessor takes possession and disposes of the Equipment, the proceeds of any such disposition shall be applied in the following order: (1) to all of Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing and selling or leasing the Equipment; (2) to the extent not previously paid by Lessee, to pay Lessor for any damages then remaining unpaid hereunder;
(3) to reimburse Lessee for any sums previously paid by Lessee as damages hereunder; and (4) the balance, if any, shall be retained by Lessor. A termination shall occur only upon written notice by Lessor and only with respect to such Equipment as Lessor shall specify in such notice. Termination under this Section 9 shall not affect Lessee's duty to perform Lessee's obligations hereunder to Lessor in full. Lessee agrees to reimburse Lessor on demand for any and all costs and expenses incurred by Lessor in enforcing its rights and remedies hereunder following the occurrence of an Event of Default, including, without limitation, reasonable attorney's fees, and the costs of repossession, storage, insuring, reletting, selling and disposing of any and all Equipment.

  The term "STIPULATED LOSS VALUE" with respect to any item of Equipment shall mean the Stipulated Loss Value as set forth in any Schedule of Stipulated Loss Values attached to and made a part of the applicable Lease Schedule. If there is no such Schedule of Stipulated Loss Values, then the Stipulated Loss Value with respect to any item of Equipment on any Rental Payment Date during the Lease Term shall be an amount equal to the sum of: (a) all Rental Payments and other amounts then due and owing to Lessor under the Lease, together with all accrued interest and late charges thereon calculated through and including the date of payment; plus (b) the net present value of: (i) all Rental Payments then remaining unpaid for the Lease Term, plus (ii) the amount of any purchase obligation with respect to such item of Equipment or, if there is no such obligation, then the fair market value of such item of Equipment at the end of the Lease Term, as estimated by Lessor in its sole discretion (accounting for the amount of any unpaid Related Expenses for such item of Equipment and, with respect to any such item of Equipment that has been attached to or installed on or in any other property leased or owned by Lessee, such value shall be determined on an installed basis, in place and in use), all discounted to net present value at a discount rate equal to the 1-year Treasury Constant Maturity rate as published in the Selected Interest Rates table of the Federal Reserve statistical release H.15(519) for the week ending immediately prior to the original Acceptance Date for such Equipment.

  Lessee is or may become indebted under or in respect of one or more leases, loans, notes, credit agreements, reimbursement agreements, security agreements, title retention or conditional sales agreements, or other documents, instruments or agreements, whether now existing or hereafter arising, evidencing Lessee's obligations for the payment of borrowed money or other financial accommodations ("OBLIGATIONS") owing to FCC, or to one or more affiliated persons, firms or entities controlling, controlled by or under common control with Lessor ("AFFILIATES"). If Lessee pays or prepays all or substantially all of its Obligations owing to any Affiliate, and such payment or prepayment is involuntarily made by Lessee after any default or acceleration of such Obligations, then Lessee shall pay, at Lessor's option and immediately upon notice from Lessor, all or any part of Lessee's Obligations owing to Lessor, including but not limited to Lessee's payment of Stipulated Loss Value for all or any Lease Schedules as set forth in such notice from Lessor.

10.  ADDITIONAL SECURITY

  For so long as any obligations of Lessee shall remain outstanding under any Lease, Lessee hereby grants to Lessor a security interest in all of Lessee's rights in and to Equipment subject to such Lease from time to time, to secure the prompt payment and performance when due (by reason of acceleration or otherwise) of each and every indebtedness, obligation or liability of Lessee, or any affiliated person, firm, or entity controlled by Lessee, owing to Lessor, whether now existing or hereafter arising, including but not limited to all of such obligations under or in respect of any Lease. The extent to which Lessor shall have a purchase money security interest in any item of Equipment under a Lease which is deemed to create a security interest under Section 1-201(37) of the Uniform Commercial Code shall be determined by reference to the Acquisition Cost of such item financed by Lessor. In order to more fully secure its rental payments and all other obligations to Lessor hereunder, Lessee hereby grants to Lessor a security interest in any deposit of Lessee to Lessor under Section 3(d) of any Lease Schedule hereto. Such security deposit shall not bear interest, may be commingled with other funds of Lessor and shall be immediately restored by Lessee if applied under Section 9. Upon expiration of the Lease Term of this Lease and satisfaction of all of Lessee's obligations, the security deposit shall be returned to Lessee. The term "LESSOR" as used in this Section 10 shall include any affiliated person, firm or entity controlling, controlled by or under common control with Lessor.

11.  NOTICES

  Any notices or demands required or permitted to be given under this Lease shall be given in writing and by certified mail or recognized overnight courier and shall become effective upon receipt to Lessor to the attention of Customer Accounts, and to Lessee at the address set forth above, or to such other address as the party to receive notice hereafter designates by such written notice.

12.  USE; MAINTENANCE; INSPECTION; LOSS AND DAMAGE

  During the Lease Term for each item of Equipment, Lessee shall, unless Lessor shall otherwise consent in writing: (a) permit each item of Equipment to be used only within the continental United States by qualified personnel solely for business purposes and the purpose for which it was designed and shall, at its sole expense, service, repair, overhaul and maintain each item of Equipment in the same condition as when received, ordinary wear and tear excepted, in good operating order, consistent with prudent industry practice (but, in no event less than the same extent to which Lessee maintains other similar equipment in the prudent management of its assets and properties) and in compliance with all applicable laws, ordinances, regulations, and conditions of all insurance policies required to be maintained by Lessee under the Lease and all manuals, orders, recommendations, instructions and other written requirements as to the repair and maintenance of such item of Equipment issued at any time by the

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vendor and/or manufacturer thereof; (b) maintain conspicuously on any Equipment such labels, plates, decals or other markings as Lessor may reasonably require, stating that Lessor is owner of such Equipment; (c) furnish to Lessor such information concerning the condition, location, use and operation of the Equipment as Lessor may request; (d) permit any person designated by Lessor to visit and inspect any Equipment and any records maintained in connection therewith, provided, however, that the failure of Lessor to inspect the
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Equipment or to inform Lessee of any noncompliance shall not relieve Lessee of any of its obligations hereunder; (e) if any Equipment does not comply with the requirements of this Lease, Lessee shall, within 30 days of written notice from Lessor, bring such Equipment into compliance; (f) not use any Equipment, nor allow the same to be used, for any unlawful purpose, nor in connection with any property or material that would subject the Lessor to any liability under any state or federal statute or regulation pertaining to the production, transport, storage, disposal or discharge of hazardous or toxic waste or materials; and (g) make no additions, alterations, modifications or improvements (collectively, "IMPROVEMENTS") to any item of Equipment that are not readily removable without causing material damage to such item of Equipment or which will cause the value, utility or useful life of such item of Equipment to materially decline. If any such Improvement is made and cannot be removed without causing material damage or decline in value, utility or useful life (a "NON-SEVERABLE IMPROVEMENT"), then Lessee warrants that such Non-Severable Improvement shall immediately become Lessor's property upon being installed and shall be free and clear of all liens and encumbrances and shall become Equipment subject to all of the terms and conditions of the Lease. All such Improvements that are not Non-Severable Improvements shall be removed by Lessee prior to the return of the item of Equipment hereunder or such Improvements shall also become the sole and absolute property of Lessor without any further payment by Lessor to Lessee and shall be free and clear of all liens and encumbrances whatsoever. Lessee shall repair all damage to any item of Equipment caused by the removal of any Improvement so as to restore such item of Equipment to the same condition which existed prior to its installation and as required by this Lease.

  Lessee hereby assumes all risk of loss, damage or destruction for whatever reason to the Equipment from and after the earlier of the date (i) on which the Equipment is ordered or (ii) Lessor pays the purchase price of the Equipment, and continuing until the Equipment has been returned to, and received by, Lessor in the condition required by Section 18 hereof upon the expiration of the Lease Term. If during the Lease Term all or any portion of an item of Equipment shall become lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for use for any reason, or in the event of any condemnation, confiscation, theft or seizure or requisition of title to or use of such item, Lessee shall immediately pay to Lessor an amount equal to the Stipulated Loss Value of such item of Equipment, as of the next following Rental Payment Date.

13.  INSURANCE

  Lessee shall procure and maintain insurance in such amounts and upon such terms and with such companies as Lessor may approve, during the entire Lease Term and until the Equipment has been returned to, and received by, Lessor in the condition required by Section 18 hereof, at Lessee's expense, provided that in no event shall such insurance be less than the following coverages and amounts: (a) Worker's Compensation and Employer's Liability Insurance, in the full statutory amounts provided by law; (b) Comprehensive General Liability Insurance including product/completed operations and contractual liability coverage, with minimum limits of $1,000,000 each occurrence, and Combined Single Limit Body Injury and Property Damage, $1,000,000 aggregate, where applicable; and (c) All Risk Physical Damage Insurance, including earthquake and flood, on each item of Equipment, in an amount not less than the greater of the Stipulated Loss Value of the Equipment or (if available) its full replacement value. Lessor will be included as an additional insured and loss payee as its interest may appear. Such policies shall be endorsed to provide that the coverage afforded to Lessor shall not be rescinded, impaired or invalidated by any act or neglect of Lessee. Lessee agrees to waive Lessee's right and its insurance carrier's rights of subrogation against Lessor for any and all loss or damage.

  In addition to the foregoing minimum insurance coverage, Lessee shall procure and maintain such other insurance coverage as Lessor may require from time to time during the Lease Term. All policies shall be endorsed or contain a clause requiring the insurer to furnish Lessor with at least 30 days' prior written notice of any material change, cancellation or non-renewal of coverage. Upon execution of this Lease, Lessee shall furnish Lessor with a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect, provided, however, that Lessor shall be under no duty either to ascertain the existence of or to examine such insurance coverage or to advise Lessee in the event such insurance coverage should not comply with the requirements hereof. In case of failure of Lessee to procure or maintain insurance, Lessor may at its option obtain such insurance, the cost of which will be paid by the Lessee as additional rentals. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to file, settle or adjust, and receive payment of claims under any such insurance policy and to endorse Lessee's name on any checks, drafts or other instruments on payment of such claims. Lessee further agrees to give Lessor prompt notice of any damage to or loss of, the Equipment, or any part thereof.

14.  LIMITATION OF LIABILITY

  Lessor shall have no liability in connection with or arising out of the ownership, leasing, furnishing, performance or use of the Equipment or any special, indirect, incidental or consequential damages of any character, including, without limitation, loss of use of production facilities or equipment, loss of profits, property damage or lost production, whether suffered by Lessee or any third party.

15.  FURTHER ASSURANCES

  Lessee shall promptly execute and deliver to Lessor such further documents and take such further action as Lessor may require in order to more effectively carry out the intent and purpose of this Lease. Lessee shall provide to Lessor, within 120 days after the close of each of Lessee's fiscal years, and, upon Lessor's request, within 45 days of the end of each quarter of Lessee's fiscal year, a copy of its financial statements prepared in accordance with generally accepted accounting principles and, in the case of annual financial statements, audited by independent certified public accountants, and in the case of quarterly financial statements certified by Lessee's chief financial officer. Lessee's timely filing of its financial statements with the Securities and Exchange Commission on Form 10-K and Form 10-Q in compliance with the requirements thereof will satisfy the preceding financial statement reporting requirements. Lessee shall also furnish Lessor an annual operating budget within 45 days following the end of each of Lessee's fiscal years during the Lease Term and any Renewal Term. Lessee shall execute and deliver to Lessor upon Lessor's request any and all schedules, forms and other reports and information as Lessor may deem necessary or appropriate to respond to requirements or regulations imposed by any governmental authorities. Lessee shall execute and deliver to Lessor upon Lessor's request such further and additional documents, instruments and assurances as Lessor deems necessary (a) to acknowledge and confirm, for the benefit of Lessor or any assignee or transferee of any of Lessor's rights, title and interests hereunder (an "ASSIGNEE"), all of the terms and conditions of all or any part of this Lease and Lessor's or Assignee's rights with respect thereto, and Lessee's compliance with all of the terms and provisions hereof and (b) to preserve, protect and perfect Lessor's or Assignee's right, title or interest hereunder and in any Equipment, including, without limitation, such UCC financing statements or amendments, corporate resolutions, certificates of compliance, notices of assignment or transfers of interests, and restatements and reaffirmations of Lessee's obligations and its representations and warranties with respect thereto as of the dates requested by Lessor from time to time. In furtherance thereof, Lessor may file or record this Lease or a memorandum or a photocopy hereof (which for the purposes hereof shall be effective as a financing statement) so as to give notice to third parties, and Lessee hereby appoints Lessor as its attorney-in-fact to execute, sign, file and record UCC financing statements and other lien recordation documents with respect to the Equipment where Lessee fails or refuses to do so after Lessor's written request, and Lessee agrees to pay or reimburse Lessor for any filing, recording or stamp fees or taxes arising from any such filings.

16.  ASSIGNMENT

  This Lease and all rights of Lessor hereunder shall be assignable by Lessor, at the sole cost of Lessor provided that such assignment is not made in connection with an Event of Default, absolutely or as security, without notice to Lessee, subject to the rights of Lessee hereunder for the use and possession of the Equipment for so long as no Event of Default has occurred and is continuing hereunder. Any such assignment shall not relieve Lessor of its obligations hereunder unless specifically assumed by the assignee, and LESSEE AGREES IT SHALL NOT ASSERT ANY DEFENSE, RIGHTS OF SET-OFF OR COUNTERCLAIM AGAINST ANY ASSIGNEE TO WHICH LESSOR SHALL HAVE ASSIGNED ITS RIGHTS AND INTERESTS HEREUNDER, NOR HOLD OR ATTEMPT TO HOLD SUCH ASSIGNEE LIABLE FOR ANY OF LESSOR'S OBLIGATIONS HEREUNDER. No such assignment shall materially increase
Lessee's obligations hereunder.    LESSEE SHALL NOT ASSIGN OR DISPOSE OF ANY OF
ITS RIGHTS OR OBLIGATIONS UNDER THIS LEASE OR ENTER INTO ANY SUBLEASE WITH RESPECT TO ANY OF THE EQUIPMENT WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF LESSOR.

17.  LESSEE'S OBLIGATION UNCONDITIONAL

  This Lease is a net lease and Lessee hereby agrees that it shall not be entitled to any abatement of rents or of any other amounts payable hereunder by Lessee, and that its obligation to pay all rent and any other amounts owing hereunder shall be absolute and unconditional under all circumstances, including, without limitation, the following circumstances: (i) any claim by Lessee to any right of set-off, counterclaim, recoupment, defense or other right which Lessee may have against Lessor, any seller or manufacturer of any Equipment or anyone else for any reason whatsoever; (ii) the existence of any liens, encumbrances or rights of others whatsoever with respect to any Equipment, whether or not resulting from claims against Lessor not related to the ownership of such Equipment; or (iii) any other event or circumstances whatsoever. Each Rental Payment or other amount paid by Lessee hereunder shall be final and Lessee will not seek to recover all or any part of such payment from Lessor for any reason whatsoever.

18.  RETURN OF EQUIPMENT

  Upon the expiration or earlier termination of the Lease Term with respect to any Equipment, and provided that Lessee has not validly exercised any purchase option with respect thereto, Lessee shall: (a) return the Equipment to a location and in the manner designated by the Lessor within the continental United States, including, as reasonably required by Lessor, securing arrangements for the disassembly and packing for shipment by an authorized representative of the manufacturer of the Equipment, shipment with all parts and pieces on a carrier designated or approved by Lessor, and then reassembly (including, if necessary, repair and overhaul) by such representative at the return location in the condition the Equipment is required to be maintained by the Lease and in such condition as will make the Equipment immediately able to perform all functions for which the Equipment was originally designed (or as upgraded during the Lease Term), and immediately qualified for the manufacturer's (or other authorized servicing representative's) then-available service contract or warranty; (b) cause the Equipment to qualify for all applicable licenses or permits necessary for its operation for its intended purpose and to comply with all specifications and requirements of applicable federal, state and local laws, regulations and ordinances; (c) upon Lessor's request, provide suitable storage, acceptable to Lessor, for the Equipment for a period not to exceed 180 days from the date of return; (d) cooperate with Lessor in attempting to remarket the Equipment, including display and demonstration of the Equipment to prospective purchasers or lessees, and allowing Lessor to conduct any private or public sale or auction of the Equipment on Lessee's premises. All costs incurred in connection with any of the foregoing shall be the sole responsibility of the Lessee. During any period of time from the expiration or earlier termination of the Lease until the Equipment is returned in accordance with the provisions hereof or until Lessor has been paid the applicable purchase option price if any applicable purchase option is exercised, Lessee agrees to pay to Lessor additional per diem rent ("HOLDOVER RENT"), payable promptly on demand in an amount equal to average monthly Rental Payment payable during the Lease Term divided by 30, provided, however, that nothing
                                             --------  -------
contained herein and no payment of Holdover Rent hereunder shall relieve Lessee of its obligation to return the Equipment upon the expiration or earlier termination of the Lease.

19.  RELATED LEASE SCHEDULES

  "RELATED LEASE SCHEDULES" means and refers to: (i) Leases covering Equipment intended to be or which otherwise becomes attached to, affixed to, or used in connection with other Equipment subject to any other Lease hereunder, or (ii) Leases entered into pursuant to or in respect of a single credit offering memorandum or credit approval of Lessor. Lessee agrees that if: (a) if Lessee elects to exercise any purchase option, early termination option, renewal option, purchase obligation or early purchase option under any Related Lease Schedule; or (b) Lessee elects to return the Equipment under any Related Lease
Schedule in accordance therewith, then, in either case, Lessor shall have the
                                  ----
right, in its sole discretion, to require Lessee to elect the same or similar disposition for all Equipment subject and pursuant to the terms and provisions of one or more other Related Lease Schedules.

20.  MISCELLANEOUS; ENFORCEABILITY AND GOVERNING LAW

  The term "LESSEE" as used in the Lease shall mean and include any and all Lessees who sign below, each of whom shall be jointly and severally liable under the Lease. This Master Lease will not be binding on Lessor until accepted and executed by Lessor, notice of which is hereby waived by Lessee. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given. Time is of the essence in the payment and performance of all of Lessee's obligations under the Lease. The captions in this Lease are for convenience only and shall not define or limit any of the terms hereof.

  Any provisions of this Lease which are unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof, and any such unenforceability in any jurisdiction shall not render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives; (a) any provisions of law which render any provision hereof unenforceable in any respect; (b) all rights and remedies under Rhode Island General Laws Sections 6A-2.1-508 through 522 or corresponding provisions of the Uniform Commercial Code article or division pertaining to personal property leasing in any jurisdiction in which enforcement of this Lease is sought.

  THIS LEASE AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF RHODE ISLAND, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. LESSEE HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF RHODE ISLAND AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF RHODE ISLAND FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. LESSEE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS LEASE. Any action by Lessee against Lessor for any cause of action relating to this Lease shall be brought within one year after any such cause of action first arises.

  THIS LEASE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES CONCERNING THE LEASE OF THE EQUIPMENT AND CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES SUPERSEDING ANY AND ALL CONFLICTING TERMS OR PROVISIONS OF ANY PRIOR PROPOSALS, COMMITMENT LETTERS, TERM SHEETS OR OTHER AGREEMENTS OR UNDERSTANDINGS BETWEEN THE PARTIES. THIS LEASE MAY NOT BE CONTRADICTED BY EVIDENCE OF (i) ANY PRIOR WRITTEN OR ORAL AGREEMENTS OR UNDERSTANDINGS, OR (ii) ANY CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS BETWEEN THE PARTIES, AND LESSEE ACKNOWLEDGES AND CERTIFIES THAT NO SUCH ORAL OR WRITTEN AGREEMENTS OR UNDERSTANDINGS EXIST AS OF THE DATE OF THIS LEASE. THIS LEASE MAY NOT BE AMENDED, NOR MAY ANY RIGHTS UNDER THE LEASE BE WAIVED, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTY CHARGED WITH SUCH AMENDMENT OR WAIVER.

Executed and delivered by duly authorized representatives of the parties hereto as of the date set forth below.


DATED AS OF: May 26, 2000

FLEET CAPITAL CORPORATION                       NAVISITE, INC.

By:  /s/ David W. Kellogg                       By:  /s/ Kenneth W. Hale
   ----------------------------                    ----------------------------
Name: David w. Kellogg                          Name: Kenneth W. Hale
     --------------------------                      --------------------------
Title: Vice President/Sr. Lender                Title: CFO
      ---------------------------                     -------------------------

[FLEET CAPITAL CORPORATION LOGO APPEARS HERE]

                                                  LEASE SCHEDULE NO. 35076-00001
                                                                     -----------

50 Kennedy Plaza
Providence, Rhode Island  02903-2305
                                            LESSEE:  NAVISITE, INC.
                                            ADDRESS: 400 MINUTEMAN DRIVE

                                                     ANDOVER, MA 01810


     1.  This Lease Schedule No. 35076 - 00001 dated as of MAY 26, 2000 is
                                 -------------             ------------
entered into pursuant to and incorporates by this reference, all of the terms and provisions of that certain Master Equipment Lease Agreement No. 35076 dated
                                                                    -----
as of MAY 26, 2000 (the "MASTER LEASE"), for the lease of the Equipment
      ------------
described in Schedule A attached hereto. This Lease Schedule shall constitute a separate, distinct and independent lease of the Equipment and the contractual obligation of Lessee. References to the "THE LEASE" or "THIS LEASE" shall mean and refer to this Lease Schedule, together with the Master Lease and all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with this Lease Schedule, all as the same may be amended or modified from time to time. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Master Lease. By its execution and delivery of this Lease Schedule, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Master Lease, as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof.

     2.  ACQUISITION COST.  The Acquisition Cost of the Equipment is:
$18,600,000.00.
--------------

     3. (a) LEASE TERM. The Lease Term shall commence on the date hereof and shall continue for a period of 48 months after the Lease Term Commencement Date
                               --
set forth in the Acceptance Certificate to this Lease Schedule, plus any renewal or extended term applicable in accordance with the terms of the Lease.

       (b) RENTAL PAYMENTS.  In addition to interim rent payable pursuant to
Section 2 of the Master Lease, Lessee shall pay Lessor 48 consecutive Rental
                                                       --
Payments in the amounts set forth in the schedule below, plus any applicable sales/use taxes, commencing on the Rental Payment Commencement Date set forth in the Acceptance Certificate and MONTHLY thereafter for the remaining Lease Term.
                               -------
Each Rental Payment shall be payable on the same day of the month as the Rental Payment Date in each succeeding rental period during the remaining Lease Term (each, a "RENTAL PAYMENT DATE"):

                                                AMOUNT OF EACH
            Number of Rental Payments           RENTAL PAYMENT
            -------------------------           --------------

                       48                         $464,226.05


       (c) ADVANCE RENTAL PAYMENT. Lessee agrees to pay Lessor the first 0 and last 0 Rental Payments, due and payable on the Acceptance Date.

       (d) SECURITY DEPOSIT. Lessee agrees to make a payment in an amount equal to 0% of the Acquisition Cost of the Equipment, due and payable on the Acceptance Date, to be held by Lessor as a non-interest bearing deposit to secure Lessee's performance under the Lease.

     4. EQUIPMENT LOCATION(S). The Equipment will be located at the location(s) specified in Schedule A-1 hereto.

     5. Lessor will invoice Lessee for all sales, use and/or personal property taxes as and when due and payable in accordance with applicable law, unless Lessee delivers to Lessor a valid exemption certificate with respect to such taxes. Delivery of such certificate shall constitute Lessee's representation and warranty that no such taxes shall become due and payable with respect to the Equipment, and Lessee shall indemnify and hold harmless Lessor from and against any and all liability or damages, including late charges and interest which Lessor may incur by reason of the assessment of such taxes.

     6.  The Rental Payments may change for Equipment accepted after  JUNE 12,
                                                                     ----------
2000.
-----

     7. Section 12(f) of the Master Lease, the hazardous material covenant, is hereby waived with respect to the use of diesel fuel by the data center generators described in the Schedule A.

     8. For purposes of Section 19 of the Master Lease ("Related Lease Schedules"), the Equipment covered under this Lease is not related to the Equipment covered under Lease Schedule No. 35076-00002.



Dated as of: MAY 26, 2000
             ------------


FLEET CAPITAL CORPORATION                       NAVISITE, INC.

By:  /s/ David W. Kellogg                       By:  /s/ Kenneth W. Hale
   ----------------------------                    ----------------------------
Name: David w. Kellogg                          Name: Kenneth W. Hale
     --------------------------                      --------------------------
Title: Vice President/Sr. Lender                Title: CFO
      ---------------------------                     -------------------------

                                                            SCHEDULE A EQUIPMENT

Attached hereto and made part                 Lease Schedule No. 35076-00001
of the following documents:                   Acceptance Certificate
                                              and UCC Financing Statement(s)
With: NAVISITE, INC.

Quantity   Model    Unit#              Description                                           Serial#/Vin#
--------   -----    -----              -----------                                           ------------
                                      LOC# (01)
                                      VENDOR: CDW COMPUTER CENTERS, INC.

   1                                  IBM TP 390E6/333 6.4GB 64MB 2

                                      VENDOR: PROJECT SCHEDULERS

   1                                  SureTrack system                                       73134176

                                      VENDOR: NECR

   1                                  Laptop bag & niccard

                                      VENDOR: BOISE CASCADE OFFICE PRODUCTS

 1 ct                                 Chair, folding 5/ct bge ALTSRC=U22 1 ct
   1                                  Table, fold DLX 36x96 wal req prod #E4FTD3696WA
                                      ALTSRC=U22 1 ea
   1                                  Table, crt folding wal/st req prod #E4FTD3696WA
                                      ALTSRC=U22 1 ea

                                      VENDOR: NEXTEL

   1     I1000 plus                   Cell phone with:
   1                                  Charger: wall/travel
   1     900MAH LI                    Battery: std
   1     I1000                        Case: plastic holder

                                      VENDOR: PRO TOOL & SUPPLY

   2                                  Item# WP60113; WAP sq 10 gal RDF vacuum
   2                                  Item# WP100377; WAP Hepa filter kit

                                      VENDOR: GE APPLIANCES

   1                                  ZDI15C BB ref-compact
   1                                  GSD5920D BB undctr D/W
   4                                  TCX22PAC BB refrigerator
   6                                  JE1640GB Micro Wave O

                                                            SCHEDULE A EQUIPMENT

Attached hereto and made part                 Lease Schedule No. 35076-00001
of the following documents:                   Acceptance Certificate
                                              and UCC Financing Statement(s)
With: NAVISITE, INC.

Quantity   Model    Unit#              Description                                           Serial#/Vin#
--------   -----    -----              -----------                                           ------------


                                      VENDOR: WHITNEY VEIGAS

  19                                  LSI Life Safety ID signs

                                      VENDOR: WINBROOK ASSOCIATES, INC.

  54                                  Network cabinets
  54                                  Standard rack 7x9
  29                                  Single vertical cable management
  54                                  Wire relay racks
  34                                  Sun 450 29" customer cabinet
  190                                 One-door customer cabinet
  21                                  Two-door customer cabinet
  12                                  Three-door customer cabinet
  13                                  Sun 450 server cabinet 29x36x84
   6                                  E-450 rackmount kits
  12                                  Power strips

                                      VENDOR: RESOURCES FOR OFFICE INTERIORS

  27                                  Workstations
  308                                 AIS steelcase Avenir stations
  68                                  Offices; constructed
                                      Fabric: Newport
                                      Trim: Black
                                      Laminate: Chromatix

                                      ELECTICAL ITEMS, AS MORE FULLY DESCRIBED BELOW:

                                      VENDOR: SOUTHWORTH-MILTON POWER SYSTEMS

   4     3516BDI TA                   Outdoor Caterpillar Low Emissions Diesel Packaged
                                      Generator Sets. Each unit rated 2000KW, continuous
                                      standby power, 277/480 volt, 60 hertz, 1800 rpm, 3
                                      phase, 0.8 pf. Included is the following for each
                                      unit:
                                      3500 Gallon Fuel Tank Base Double Walled with Leak
                                      Detection
                                      Structural Steel Base
                                      Starting Batteries with Rack and Cables
                                      Battery Charger
                                      Charging Alternator


                                                            SCHEDULE A EQUIPMENT

Attached hereto and made part                 Lease Schedule No. 35076-00001
of the following documents:                   Acceptance Certificate
                                              and UCC Financing Statement(s)
With: NAVISITE, INC.

Quantity   Model    Unit#              Description                                           Serial#/Vin#
--------   -----    -----              -----------                                           ------------

                                      Engine/Generator Unit Mounted Control Panel
                                      NFPA 99-Pre-Alarm Module
                                      Engine Gauge Panel
                                      3000 Amp Free Standing Circuit Breakers, 100%
                                      rated Mounted and Wired with Enclosure
                                      Jacket Water Heater, Two (2) at 6000 Watts each
                                      United Mounted Radiator, Stack Core Type, with
                                      Fuel Oil Coolers
                                      Permanent Magnet Generator
                                      Automatic Start/Stop Package
                                      Unit Mounted Control Panel, Caterpillar EMCPII+
                                      Critical Grade Silencer mounted and insulated
                                      within the Enclosure
                                      Stainless Steel Flexible Connector
                                      Flexible Fuel Connectors
                                      Vibration Isolators, Seismic Spring Type
                                      Lubricating Oil
                                      Ethylene Glycol
                                      Electronic Isochronous Governor with Load Share
                                      Module
                                      Remote Breakglass Shutdown Switch

   4                                  LEA Dynatech System 3 TVSS units
   1                                  4 Engine, NEMA 1 enclosed, wall mounted remote
                                      annunciator panel
                                      PDU distribution A & B panels

                                      VENDOR: RUSSELECTRIC INC.

                                      UTILITY PARALLELING/ GENERATOR CONTROL SYSTEM
                                      CONSISTING OF THE FOLLOWING:

   1                                  Generator Control Cubicle; including, but not
                                      limited to, (1) Programmable Logic Controller,
                                      General Electric Series 90-30
   4                                  Generator Control Cubicle
   1                                  Master Control Cubicle
   4                                  Utility Transfer Control Cubicle
   1                                  Mimic Display Cubicle


                                                            SCHEDULE A EQUIPMENT

Attached hereto and made part                 Lease Schedule No. 35076-00001
of the following documents:                   Acceptance Certificate
                                              and UCC Financing Statement(s)
With: NAVISITE, INC.

Quantity   Model    Unit#              Description                                           Serial#/Vin#
--------   -----    -----              -----------                                           ------------

   1                                  Generator Circuit Breaker Switchgear consisting of
                                      the following:
   4                                  Generator Breaker Cubicle
   6                                  Distribution Circuit Breaker Cubicle
   1                                  Distribution Circuit Breaker Cubicle

   1                                  UPS Input Circuit Breaker Switchgear consisting of
                                      the following:
   2                                  Utility Main Breaker Cubicle
   2                                  Generator Main Breaker Cubicle
   1                                  Tie Circuit Breaker Cubicle
   4                                  Distribution Breaker Cubicle
   2                                  Distribution Circuit Breaker Cubicle

   1                                  Mechanical/House Circuit Breaker Switchgear
                                      consisting of the following:
   2                                  Utility Main Breaker Cubicle
   2                                  Generator Main Breaker Cubicle
   1                                  Tie Circuit Breaker Cubicle
   6                                  Distribution Breaker Cubicle
   1                                  Distribution Circuit Breaker Cubicle

   1                                  Russelectric SCADA Terminal consisting of the
                                      following:
   1                                  Master Display Unit; including, but not limited
                                      to, (1) Desktop Personal Computer with 450 MHz
                                      Pentium II Xeon Processor with 512K Cache, 256 MB
                                      SDRAM, 9GB, Harddrive, 3.5" diskette drive, 13X
                                      min / 32X max CD-ROM, Telepath modem w/x2
                                      technology, 3COM PCI 10/100 twisted pair Ethernet
                                      w/wol, 104+ keyboard and MS IntelliMouse, Gateway
                                      Model E-5250, (1) 21" color monitor by Vivitron
                                      model VX1100 (19.7" viewable), and (1) Hewlett
                                      Parkard 6Pse printer.

                                      VENDOR: LOAD TECHNOLOGY, INC.

   1                                  Model: OSL6-2000.1-480V33-0600-(6) 100 Resistive
                                      Load Bank, rating: 2000 KW, consisting of the
                                      following:
                                      An outdoor load enclosure containing the load
                                      resistors, power controls and cooling fan.
                                      An outdoor control enclosure containing the pilot
                                      control devices for remote mounting.


                                                            SCHEDULE A EQUIPMENT

Attached hereto and made part                 Lease Schedule No. 35076-00001
of the following documents:                   Acceptance Certificate
                                              and UCC Financing Statement(s)
With: NAVISITE, INC.

Quantity   Model    Unit#              Description                                           Serial#/Vin#
--------   -----    -----              -----------                                           ------------


                                      VENDOR: PRITCHARD BROWN

   4                                  Sound Attenuated Enclosure; including, but not
                                      limited to the following:
                                      3500 Gallon Capacity Fuel Tank
                                      3850 Gallon Rupure Basin
                                      4-Point Base Lift Plates
                                      U.L. Listed Fuel Tank

                                      VENDOR: EXIDE

   5                                  750KVA Multi-Module Parallel UPS System with:
                                      Input Voltage of: 480 VAC, 3 Phase, 3-Wire, 60 Hz
                                      Output Voltage of: 480 VAC, 3 Phase, 3-Wire, 60 Hz
   5                                  System Battery
   5                                  2500AF/2000AT Battery Breaker with Aux. Contacts
                                      and Shunt Trip
   5                                  Manually Operated 2000 amp Fused Battery
                                      Disconnect Switch
   1                                  UPS Output Switchboard with System Bypass Control
                                      by General Electric Rated at 100KAIC
   1                                  Remote Monitor Panel

                                      HVAC, PLUMBING & FIRE PROTECTION
                                      ITEMS AS MORE FULLY DESCRIBED BELOW:

                                      VENDOR: ADVANCED SAFETY SYSTEMS, INC.

         FM-200                       Fire Detection/Suppression System with Fenwal's
                                      Smart-One Analog Intelligent Multizone System
                                      Technology for 3 zones.

                                      VENDOR: DELTA MECHANICAL OF NEW ENGLAND, INC.

                                      HVAC System; including, but not limited to, the
                                      following:
                                      Controls

                                                            SCHEDULE A EQUIPMENT

Attached hereto and made part                 Lease Schedule No. 35076-00001
of the following documents:                   Acceptance Certificate
                                              and UCC Financing Statement(s)
With: NAVISITE, INC.

Quantity   Model    Unit#              Description                                           Serial#/Vin#
--------   -----    -----              -----------                                           ------------

                                      Chillers
                                      RTUs/AIIU
                                      Cooling Towers
                                      Pumps & Accessories
                                      RGDs
                                      Fans
                                      Electric Heat & Cabs
                                      Supply & Return Piping
                                      Liebert Units
                                      Fan Powered & VAV Boxes
                                      Fire Dampers/Access Damper
                                      Trailers
                                      Smoke Dampers

                                      AUDIO/VISUAL EQUIPMENT ITEMS AS MORE FULLY
                                      DESCRIBED BELOW:

                                      VENDOR: HB COMMUNICATIONS

   1     VPL-X1000                    Sony LCD Video Projector
   1     VPLCFM30                     Sony Short Focus Lens
   4     LMP-600                      Sony Lamps
   1     WRK-24SA-27                  MidAtlantic Equipment Rack
   1     MW-VT                        MidAtlantic Vented Top
   1     PD-1415C                     MidAtlantic Power Strip
   1     MD-KB                        MidAtlantic Keyboard Tray
  10     U317                         MidAtlantic Vented Shelves
   1     AS3-22                       MidAtlantic Video Rackshelf (computer monitor)
   1     AV-16B                       Cybex AutoView 16 input KVM Switcher
   9     CUFU-6                       Cybex CPC/VGA Cables
   2     RMK-33                       Cybex Rackmounts
   1     A-906                        TOA Mixer/Power Amplifier
   1     MB-25B                       TOA Rack Mount
   4     U21S                         TOA Input Module
   5     C803-AT47                    Soundolier 8" Coaxial Loudspeaker
   5     95-8-10                      Soundolier 8" Loudspeaker enclosures
   5     61-8W                        Soundolier Grille

                                                            SCHEDULE A EQUIPMENT

Attached hereto and made part                 Lease Schedule No. 35076-00001
of the following documents:                   Acceptance Certificate
                                              and UCC Financing Statement(s)
With: NAVISITE, INC.

Quantity   Model    Unit#              Description                                           Serial#/Vin#
--------   -----    -----              -----------                                           ------------

   5     81-8                         Soundolier T Bar Support
  22     RGB 202x                     Extron Computer Interface
  22     MBC/VGA                      MBC Input Cable
   1     AV                           Creston Audiovisual Control System
   1     SAS-BS3                      Sony DSS Receiver & Dish
   1     IN1024                       Inline Video Scan Doubler
   1                                  Inline Rack Mount
   1     3200                         Extron RGBHV Matrix Switcher
   9     VPL-X1000U                   Sony LCD Video Projector
   9     VPLL-FM30                    Sony Short Focus Lens
   9                                  Trooper Rear Projection Screen
   9                                  Trooper RPM System (Video Projection Support)
   1     WRK-44SA                     MidAtlantic Equipment Rack
   1     RWL-1                        Soundolier Rack Work Light
   1     SB                           MidAtlantic Blank Panels
   1     VTF                          MidAtlantic Vented Panels
   1                                  Wiremold Power Strips
                                      Cable & Connectors

                                      SECURITY ITEMS AS MORE FULLY DESCRIBED BELOW:

                                      VENDOR: ADT SECURITY SERVICES, INC.

                                      Central Security & Access Control Systems;
                                      including, but not limited to, the following:
                                      Recessed Magnetic Door Switch
                                      Surface Mounted Door Switch
                                      Relay Alarm Interface
                                      Motion Detector (Passive Infrared)
                                      Magnetic Lock with Power Supply for Access
                                      Controlled Door
                                      Interior Intercom Station with speaker and Signal
                                      Button
                                      Weatherproof Intercom Station with speaker and
                                      Signal Button
                                      Inside Close Circuit Television Camera with all
                                      Accessories such as mounting brackets, bubble

                                                            SCHEDULE A EQUIPMENT

Attached hereto and made part                 Lease Schedule No. 35076-00001
of the following documents:                   Acceptance Certificate
                                              and UCC Financing Statement(s)
With: NAVISITE, INC.

Quantity   Model    Unit#              Description                                           Serial#/Vin#
--------   -----    -----              -----------                                           ------------

                                      ceiling housing and lens
                                      Inside Close Circuit Television Camera with Pan
                                      Tilt and Zoom with all Accessories such as
                                      mounting brackets, bubble ceiling housing and lens
                                      Outside Close Circuit Television Camera with Pan
                                      Tilt and Zoom with Weatherproof Housing and
                                      Equipment (Speed Dome)
                                      Fixed Outside Close Circuit Television Camera with
                                      Weatherproof Housing and Equipment
                                      Assistance Button/Panic Alarm
                                      Glass Break Detector
                                      Proximity Reader Controlled Door with: Entrance
                                      Card Reader, Electric Door Strike, Exit Device
                                      (PIR), and Magnetic Switch
                                      Proximity Card Reader Controlled Door with:
                                      Entrance Card Reader, Exit Card Reader, Electric
                                      Door Strike, and Magnetic Switch
                                      Exterior Mounting for Card Reader
                                      Multiplex Panel, Base Panel with Power Supply with
                                      Battery Backup
                                      Report Printer
                                      Laser Printer
                                      Work Station
                                      Card Printing Supplies
                                      Portable Video ID Input Camera with Interface
                                      Cables
                                      Digital Recorder for 32 CCTV Cameras
                                      16 Camera Multiplexer
                                      Proximity Card Reader
                                      Visitor Printer Option (Printer and Software)



WITH ALL STANDARD AND ACCESSORY EQUIPMENT


FLEET CAPITAL CORPORATION                    NAVISITE, INC.

By: David W. Kellogg                         By: Kenneth W. Hale
    -------------------------------              -------------------------------

Name: David W. Kellogg                       Name: Kenneth W. Hale
      -----------------------------                -----------------------------

Title: Vice President/Sr. Lender             Title: CFO
       ----------------------------                 ----------------------------

[FLEET CAPITAL CORPORATION LOGO APPEARS HERE]

                                                SCHEDULE A-1 EQUIPMENT LOCATION

Attached hereto and made part of the
following documents:                         Lease Schedule No. 35076-00001
                                             and Acceptance Certificate

With:  NAVISTE, INC.

LOCATION#   EQUIPMENT LOCATION
------------------------------------------------------------------------------
     01     400 Minuteman Drive, Andover, MA 01810



------------------------------------------------------------------------------

FLEET CAPITAL CORPORATION               NAVISITE, INC.

By: /s/ David W. Kellogg                By: /s/ Kenneth W. Hale
    -----------------------------           ---------------------------
Name:   David W. Kellogg                Name:   Kenneth W. Hale
      ---------------------------             -------------------------
Title:  Vice President/Sr. Lender       Title:  CFO
      ---------------------------             -------------------------

                                                                      AMENDMENT
                                                            FINANCIAL COVENANTS
                                                         ______________________

This Amendment ("Amendment") is attached to and made a part of that certain Lease Schedule No. 35076-00001 ("Schedule") to Master Equipment Lease Agreement No. 35076 dated as of May 26, 2000 (the "MASTER LEASE") by and between FLEET CAPITAL CORPORATION ("FCC") and NAVISITE, INC., a Delaware corporation ("LESSEE"). All capitalized terms used herein which are not defined herein shall have the meanings set forth in the Master Lease.

For purposes of the Schedule, the Master Lease is hereby amended by adding the following Section 5A after Section 5 thereof:

     "5A. ADDITIONAL FINANCIAL COVENANTS. Throughout the term of the Master Lease, Lessee shall comply with each of the following financial covenants:

          Affirmative Covenants:
          ---------------------

          1. Cash. Lessee shall at all times maintain a balance of available cash and Cash Equivalents equal to not less than (a) $15,000,000.00 or (b) at all times after Lessee shall have raised an aggregate amount of not less than $300,000,000.00 of net proceeds from the issuance of any one or more of any form of convertible debt securities, high-yield debt financing instruments, or capital stock or other equity securities, $30,000,000.00.

          2. Market Capitalization. Lessee's common stock shall remain listed on the Nasdaq Stock Market or other nationally recognized United States stock exchange acceptable to Lessor and shall maintain thereon a market capitalization of not less than $1,000,000,000.00.

          Negative Covenants:
          ------------------

     1. Indebtedness. Lessee shall not, and shall not permit any of its Subsidiaries to, create, incur, assume, guarantee, or be or remain liable with respect to any Indebtedness other than the following: (a) Indebtedness to the Lessor; (b) Indebtedness existing as of the date of this Amendment and disclosed on Lessee's Form 10-Q for the period ended January 31, 2000 and filed with the Securities and Exchange Commission ("SEC") on March 16, 2000; (c) Indebtedness arising from the issuance by Lessee of convertible debt securities and of high-yield debt financing instruments; (d) senior unsecured Indebtedness of the Lessee not exceeding in the aggregate outstanding principal amount at any time $15,000,000.00.

     2. Sale and Leaseback. Lessee shall not, and shall not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property owned by it in order to lease such property or lease other property that the Lessee or such Subsidiary intends to use for substantially the same purpose as the property being sold or transferred, other than in the ordinary course of its business consistent with past practice.

     3. Liens. Lessee shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any mortgage, pledge, security interest, lien or other charge or encumbrance, including the lien or retained security title of a conditional vendor upon or with respect to any of its property or assets ("Liens"), or assign or otherwise convey any right to receive income, including the sale or discount of accounts receivable with or without recourse but excluding revenue sharing arrangements Lessee enters into with software vendors and service providers in the ordinary course of business consistent with past practice, except the following ("Permitted Liens"): (a) Liens in favor of the Lessor; (b) Liens existing as of the date of this Amendment and disclosed on Lessee's Form 10-Q for the period ended January 31, 2000 and filed with the SEC on March 16, 2000; (c) liens for taxes, fees, assessments and other governmental charges to the extent that payment of the same may be postponed; (d) landlords' and lessors' liens in respect of rent not in default or liens in respect of pledges or deposits under workmen's compensation, unemployment insurance, social security laws, or similar legislation (other than ERISA) or in connection with appeal and similar bonds incidental to litigation; mechanics', laborers' and materialmen's and similar liens, if the obligations secured by such liens are not then delinquent; liens securing the performance of bids, tenders, contracts (other than for the payment of money); and statutory obligations incidental to the conduct of its business consistent with past practice and that do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business; (e) rights of lessors under capitalized leases; (f) easements, rights of way, restrictions and other similar charges or Liens relating to real property and not interfering in a material way with the ordinary conduct of its business; (g) Liens on assets acquired after the date hereof as permitted by the terms of this Amendment (including liens on assets of Subsidiaries so acquired) if the indebtedness or obligation secured by such Lien is permitted by the terms of this Amendment and such Lien was created in contemplation of the acquisition of such asset or Subsidiary by the Lessee; and (h) Liens on its assets created in connection with the refinancing of Indebtedness secured by Permitted Liens on such assets, provided that the amount of Indebtedness secured by any such Lien shall not be increased as a result of such refinancing and no such Lien shall extend to property and assets of the Lessee or any such Subsidiary not encumbered prior to any such refinancing.

     4. Merger; Consolidation. Lessee shall not, and shall not permit any of its Subsidiaries to, sell, lease or otherwise dispose of assets (valued at the greater of cost or market), other than sales of inventory in the ordinary course of business consistent with past practice; or liquidate, merge or consolidate into or with any other person or entity or effect any stock or asset acquisition (other than in the ordinary course of business consistent with past practice), provided that any Subsidiary of the Lessee or of CMGI, Inc. ("CMGI") may merge or consolidate into or with (i) the Lessee if no Event of Default has occurred and is continuing or would result from such merger and if the Lessee is the surviving company, or (ii) any other wholly-owned Subsidiary of the Lessee.

     5. Equity Distributions. Lessee shall not, and shall not permit any of its Subsidiaries to, pay any dividends on any class of its capital stock or make any other distribution or payment on account of or in redemption, retirement or purchase of such capital stock, except for (i) the issuance, delivery or distribution by the Lessee of shares of its common stock pro rata to its existing shareholders, (ii) the purchase or redemption by the Lessee of its capital stock with the proceeds of the issuance of additional shares of capital stock, and (iii) the issuance and repurchase of capital stock to employees under an employee stock purchase or similar program.

     6. Investments. Neither the Lessee nor any of its Subsidiaries shall make or maintain any Investments other than existing Investments in Subsidiaries and new Investments in such Subsidiaries in the ordinary course of its business consistent with past practice, provided such new Subsidiaries are in the same line of business as Lessee or (with Lessor's prior written consent which shall not be unreasonably withheld) complementary lines of business.

     7. Transactions with Affiliates. Lessee will not, and will not permit any of its Subsidiaries to, engage in any transaction with any Affiliate (other than for services as, or in connection with the employment of, employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of the Lessee, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business.

     8. Change of Control. Lessee shall not permit CMGI to maintain beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or any successor provision thereto) of less than 51% of the capital stock of Lessee ordinarily entitled to vote for the election of directors.

          Compliance Certificates. Lessee will furnish to Lessor, immediately prior to Lessor's funding of the acquisition of the Equipment, and thereafter within 10 days of the end of each month during the Lease Term or any Renewal Term, a Compliance Certificate, substantially in the form of EXHIBIT A hereto, certified by

     Lessee's chief financial officer, as to Lessee's compliance with the financial covenants contained herein.

     DEFINITIONS. For purposes of this section 5A, the following terms shall have the meanings set forth below. All other financial terms contained herein that are not specifically defined herein shall have meanings and values determined in accordance with United States generally accepted accounting principles, as defined by controlling pronouncements of the Financial Accounting Standards Board, as from time to time supplemented and amended, and consistently applied ("GAAP")

     "AFFILIATE" includes any corporation, partnership, association, joint venture, company, trust, individual or entity, which now or hereafter at any time controls, is controlled by, or is under common control with a Person, including without limitation, each person or entity who or which is, at any time, a shareholder, director or officer of such Person.

     "Cash Equivalents" shall mean time deposits, certificates of deposit, overnight bank deposits [and U.S. government securities and commercial paper of an issuer rated at least A-1 by Standard & Poor's Ratings Group or P-1 by Moody's Investors Services, Inc., in each case which have a maturity of less than three months.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, collectively, as amended and in effect from time to time.

     "INDEBTEDNESS" shall mean the total of all obligations, whether current or long-term, which in accordance with GAAP would be included as liabilities, contingent or otherwise, upon a balance sheet as at the date as of which Indebtedness is to be determined (but excluding trade payables incurred in the ordinary course of business and not overdue), and shall also include, without limitation, obligations for money borrowed, obligations evidenced by bonds, debentures, notes or similar instruments, reimbursement obligations with respect to letters of credit or bankers' acceptances, obligations issued or assumed as the deferred purchase price of property or services, obligations under capitalized leases and synthetic leases, guaranties, endorsements (other than for collection in the ordinary course of business) or other arrangements whereby responsibility is assumed for the obligations of others, whether by agreement to purchase or otherwise acquire the obligations of others, including any agreement, contingent or otherwise, to furnish funds through the purchase of goods, supplies or services for the purpose of payment of the obligations of others.

     "Investment" shall mean the purchase or acquisition of any share of capital stock, partnership interest, evidence of indebtedness or other equity security of any other person or entity, any loan, advance or extension of credit to, or contribution to the capital of, any other person or entity, any real estate held for sale or investment, any commodities futures contracts held other than in connection with bona fide hedging transactions, any other investment in any other person or entity, and the making of any commitment or acquisition of any option to make an Investment.

     "PERSON" shall mean an individual, a corporation, a limited liability company, a partnership, a limited liability partnership, a joint venture or adventure, a trust or estate or unincorporated organization, a joint stock company or other similar organization, a governmental or political subdivision, or any other legal entity, and shall include the Lessee and all Affiliates of Lessee.

Except as specifically set forth herein, all of the terms and conditions of the Master Lease remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of the Amendment conflict with any provisions contained in the Master Lease, the provisions of this Amendment will control.

Dated as of:  May 26, 2000

FLEET CAPITAL CORPORATION                 NAVISITE, INC.


By: /s/ David W. Kellogg                  By: /s/ Kenneth W. Hale
   ---------------------------------         --------------------------------
Name:   David W. Kellogg                  Name:   Kenneth W. Hale
      ------------------------------            -----------------------------
Title:  Vice President/Sr. Lender         Title:  CFO
      ------------------------------            -----------------------------

                                   EXHIBIT A

                         [NAVISITE, INC.'S LETTERHEAD]


TO:  FLEET CAPITAL CORPORATION                 FLEET NATIONAL BANK
     50 Kennedy Plaza                          100 Federal Street
     Providence, Rhode Island  02903-2305      Boston, Massachusetts 02110
     ATTN:  Portfolio Management Department    ATTN:  Lynn R. Schade

                Re: Financial Covenants under Master Equipment Lease Agreement No. 35076 dated as of May 26, 2000 (the "LEASE").

     The undersigned hereby certifies that he/she is the chief financial officer of NaviSite, Inc. ("LESSEE") and that as of the end of the month of ________, 200_, Lessee [is/is not] in compliance with the affirmative financial covenants set forth below:

REQUIRED COVENANT                                  REQUIRED AMOUNT               ACTUAL AMOUNT                COMPLIANCE
-------------------------------------------  ----------------------------  --------------------------  ------------------------
                                                                                                                (Y/N)
------------------------------------------------------------------------------------------------------------------------------
Minimum Balance Sheet Cash                   $15,000,000 ($30,000,000
                                             after certain equity
                                             raising thresholds are met)
------------------------------------------------------------------------------------------------------------------------------
Minimum Market Capitalization                $1,000,000,000
------------------------------------------------------------------------------------------------------------------------------

     The undersigned hereby also certifies that Lessee is in compliance with all negative financial and other covenants set forth in the Lease.


Dated as of: _______________________________


                                    NAVISITE, INC.


                                        By: _________________________________

                                        Name: _______________________________

                                        Title:  Chief Financial Officer

[FLEET CAPITAL CORPORATION LOGO APPEARS HERE]


                                              PROPERTY TAX INDEMNIFICATION RIDER


50 Kennedy Plaza
Providence, Rhode Island 02903-2305


     This Property Tax Indemnification Rider (this "RIDER") is attached to and made a part of that certain Lease Schedule No. 35076-00001, dated as of MAY 26, 2000 (the "LEASE SCHEDULE"), by and between the undersigned parties.

     Notwithstanding any provision to the contrary in the Lease, Lessee shall file directly with all appropriate taxing authorities all declarations, returns, inventories and other documentation with respect to any personal property taxes due or to become due with respect to the Equipment ("TAXES") and shall pay on or before the date when due all such Taxes assessed, billed or otherwise payable with respect to such Equipment directly to such taxing authorities. Upon request by Lessor, Lessee shall provide Lessor with copies of satisfactory documentation and proof of payment of such Taxes. Lessee shall indemnify and hold harmless Lessor from and against any such Taxes, and any penalties and interest thereon, and any other liabilities and damages that Lessor may incur arising out of the failure of Lessee to pay when due such Taxes. The indemnity and covenants set forth herein shall continue in full force and effect and shall survive the expiration or earlier termination of the Lease.

     All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

Dated as of: MAY 26, 2000
             ------------



FLEET CAPITAL CORPORATION               NAVISITE, INC.

By: /s/ David W. Kellogg                By: /s/ Kenneth W. Hale
    -----------------------------           ---------------------------
Name:   David W. Kellogg                Name:   Kenneth W. Hale
      ---------------------------             -------------------------
Title:  Vice President/Sr. Lender       Title:  CFO
      ---------------------------             -------------------------

[FLEET CAPITAL CORPORATION LOGO APPEARS HERE]


                                                       PURCHASE OBLIGATION RIDER


50 Kennedy Plaza
Providence, Rhode Island 02903-2305


     This Purchase Obligation Rider (this "RIDER") is attached to and made a part of that certain Lease Schedule No. 35076-00001, dated as of MAY 26, 2000 (the "LEASE SCHEDULE"), by and between the undersigned parties.

     Upon the expiration of the Lease Term, Lessor shall sell to Lessee and Lessee shall purchase from Lessor all, but not less than all, of the Equipment for an amount, payable in immediately available funds on the last day of the Lease Term, equal to: (a) all Rental Payments, late charges and other amounts due and owing under the Lease; plus (b) all taxes, assessments and other charges due or payable in connection with the sale of the Equipment to Lessee; plus (c) 10.00000% of the Acquisition Cost of the Equipment.

     Upon receipt by Lessor of all amounts payable hereunder, Lessor shall convey all of its right, title and interest in and to the Equipment to Lessee on an "AS-IS," "WHERE-IS" BASIS, WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, and without recourse to Lessor, except that the Equipment shall be free and clear of all liens created by Lessor.

     All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.



Dated as of:  MAY 26, 2000
              ------------


FLEET CAPITAL CORPORATION               NAVISITE, INC.

By: /s/ David W. Kellogg                By: /s/ Kenneth W. Hale
    -----------------------------           ---------------------------
Name:   David W. Kellogg                Name:   Kenneth W. Hale
      ---------------------------             -------------------------
Title:  Vice President/Sr. Lender       Title:  CFO
      ---------------------------             -------------------------

[FLEET CAPITAL CORPORATION LOGO APPEARS HERE]

                                                          ACCEPTANCE CERTIFICATE
50 Kennedy Plaza
Providence, Rhode Island  02903-2305

  This Acceptance Certificate (this "ACCEPTANCE CERTIFICATE") is attached to and made a part of that certain Lease Schedule No. 35076 - 00001, dated as of
                                               -------------
MAY 26, 2000 (the "LEASE SCHEDULE"), by and between the undersigned parties. All
------------
capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. To the extent the terms set forth in this Acceptance Certificate differ or conflict with any of the terms set forth in the Lease, the terms set forth in this Acceptance Certificate shall control.

  1. Lessee acknowledges and agrees that each item of Equipment set forth on Schedule A hereto (collectively, the "EQUIPMENT") is hereby unconditionally accepted by Lessee for all purposes under the Lease at the locations specified in Schedule A-1 hereto, and hereby agrees to faithfully perform all of its obligations under the Lease as of the date hereof (the "ACCEPTANCE DATE"). Lessee hereby authorizes and directs Lessor to make payment to each vendor of the Equipment pursuant to such vendor's invoice or any purchase order, purchase agreement or supply contract with such vendor, receipt and approval of which are hereby reaffirmed by Lessee.

  2. By its execution and delivery of this Acceptance Certificate, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Lease as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof. Lessee further certifies to Lessor that Lessee has selected the Equipment and has received and approved the purchase order, purchase agreement or supply contract under which the Equipment will be acquired for all purposes of the Lease.

  3. Lessee hereby represents and warrants that: (a) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of the Lessee; and (b) if requested by Lessor, the Equipment has been marked or labeled evidencing the Lessor's interest therein.

  4. The LEASE TERM COMMENCEMENT DATE is the 10th day of June, 2000.

  5. The RENTAL PAYMENT COMMENCEMENT DATE is the 10th day of July, 2000.

  6. All terms and provisions of the Lease Schedule shall remain in full force and effect, except as otherwise provided below:

     - ACQUISITION COST: $ N/A.

     - LEASE TERM: N/A months.

     - RENTAL PAYMENTS:  NUMBER OF RENTAL PAYMENTS  RENTAL PAYMENT AMOUNT
                         -------------------------  ---------------------
                                    N/A


     - ADVANCE RENTAL PAYMENT(S):  First N/A and last N/A.

     - SECURITY DEPOSIT: N/A%.

Dated:  June 7, 2000

Agreed and Accepted:

FLEET CAPITAL CORPORATION                       NAVISITE, INC.

By:  /s/ David W. Kellogg                       By:  /s/ Kenneth W. Hale
   ----------------------------                    ----------------------------
Name: David W. Kellogg                          Name: Kenneth W. Hale
     --------------------------                      --------------------------
Title: Vice President/Sr. Lender                Title: CFO
      ---------------------------                     -------------------------

[FLEET CAPITAL CORPORATION LOGO APPEARS HERE]

                                                  LEASE SCHEDULE NO. 35076-00002
                                                                     -----------

50 Kennedy Plaza
Providence, Rhode Island  02903-2305
                                        LESSEE:  NAVISITE, INC.
                                        ADDRESS: 400 MINUTEMAN DRIVE

                                                 ANDOVER, MA 01810


     1. This Lease Schedule No. 35076 - 00002 dated as of MAY 26, 2000 is entered into pursuant to and incorporates by this reference, all of the terms and provisions of that certain Master Equipment Lease Agreement No. 35076 dated as of MAY 26, 2000 (the "MASTER LEASE"), for the lease of the Equipment described in Schedule A attached hereto. This Lease Schedule shall constitute a separate, distinct and independent lease of the Equipment and the contractual obligation of Lessee. References to the "THE LEASE" or "THIS LEASE" shall mean and refer to this Lease Schedule, together with the Master Lease and all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with this Lease Schedule, all as the same may be amended or modified from time to time. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Master Lease. By its execution and delivery of this Lease Schedule, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Master Lease, as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof.

     2.   ACQUISITION COST.  The Acquisition Cost of the Equipment is:
$11,400,000.00.

     3. (a) LEASE TERM. The Lease Term shall commence on the date hereof and shall continue for a period of 48 months after the Lease Term Commencement Date set forth in the Acceptance Certificate to this Lease Schedule, plus any renewal or extended term applicable in accordance with the terms of the Lease.

          (b) RENTAL PAYMENTS.  In addition to interim rent payable pursuant to
Section 2 of the Master Lease, Lessee shall pay Lessor   48 consecutive Rental
Payments in the amounts set forth in the schedule below, plus any applicable sales/use taxes, commencing on the Rental Payment Commencement Date set forth in the Acceptance Certificate and MONTHLY thereafter for the remaining Lease Term. Each Rental Payment shall be payable on the same day of the month as the Rental Payment Date in each succeeding rental period during the remaining Lease Term (each, a "RENTAL PAYMENT DATE"):

                                                AMOUNT OF EACH
            Number of Rental Payments           RENTAL PAYMENT
            -------------------------           --------------

                     48                         $284,525.64


          (c) ADVANCE RENTAL PAYMENT. Lessee agrees to pay Lessor the first 0 and last 0 Rental Payments, due and payable on the Acceptance Date.

          (d) SECURITY DEPOSIT. Lessee agrees to make a payment in an amount equal to 0% of the Acquisition Cost of the Equipment, due and payable on the Acceptance Date, to be held by Lessor as a non-interest bearing deposit to secure Lessee's performance under the Lease.

     4. EQUIPMENT LOCATION(S). The Equipment will be located at the location(s) specified in Schedule A-1 hereto.

     5. Lessor will invoice Lessee for all sales, use and/or personal property taxes as and when due and payable in accordance with applicable law, unless Lessee delivers to Lessor a valid exemption certificate with respect to such taxes. Delivery of such certificate shall constitute Lessee's representation and warranty that no such taxes shall become due and payable with respect to the Equipment, and Lessee shall indemnify and hold harmless Lessor from and against any and all liability or damages, including late charges and interest which Lessor may incur by reason of the assessment of such taxes.

     6.   The Rental Payments may change for Equipment accepted after  JUNE 12,
2000.

     7. Section 12(f) of the Master Lease, the hazardous material covenant, is hereby waived with respect to the use of diesel fuel by the data center generators described in the Schedule A.

     8. For purposes of Section 19 of the Master Lease ("Related Lease Schedules"), the Equipment covered under this Lease is not related to the Equipment covered under Lease Schedule No. 35076-00001.


Dated as of: MAY 26, 2000


FLEET CAPITAL CORPORATION               NAVISITE, INC.

By: /s/ David W. Kellogg                By: /s/ Kenneth W. Hale
    -----------------------------           ---------------------------
Name:   David W. Kellogg                Name:   Kenneth W. Hale
      ---------------------------             -------------------------
Title:  Vice President/Sr. Lender       Title:  CFO
      ---------------------------             -------------------------

                                                            SCHEDULE A EQUIPMENT

Attached hereto and made part                 Lease Schedule No. 35076-00002
of the following documents:                   Acceptance Certificate
                                              and UCC Financing Statement(s)
With: NAVISITE, INC.

Quantity   Model    Unit#             Description                                           Serial#/Vin
--------   -----    -----             -----------                                           -----------
                                      LOC# (01)

                                      ELECTRICAL ITEMS AS MORE FULLY DESCRIBED BELOW:

                                      VENDOR: PETERSON POWER (CAT)

   3                                  3512 diesel engine generator systems; each
                                      including, but not limited to, the following:
                                      60hz 480 volts
                                      60 hertz
                                      Standby power application
                                      3512 1250 EKW 60 hz pgs-stby
                                      Electronic modular control PNL
                                      English display units
                                      CSA test and certification
                                      Neutral grounding connection
                                      Alarm module - NFPA 110
                                      Panel lights/auxiliary relay
                                      Coolant loss sensing
                                      Cust communications module-CCM
                                      2301A load sharing governor
                                      Generator conversion (PM Excitation)
                                      Space heater relay
                                      Radiator 46/CV
                                      Fan pulley 0.428 ratio
                                      Coolant level sensor
                                      Fuel priming pump, RH mounted
                                      Flexible fuel lines
                                      Fuel cooler
                                      Fumes disposal
                                      Jacket water heater - dual
                                      Oil pan drain valve
                                      24 volt battery set - dry
                                      Battery charger 10 AMP
                                      Charging Alternator 24V 35 AMP
                                      Circuit Breaker, 2000A, 100%
                                      Fuel/Water separator
                                      Double Battery Box, Group 4D
                                      Seismic Calculations
                                      Vibration Isolator

                                                            SCHEDULE A EQUIPMENT

Attached hereto and made part                 Lease Schedule No. 35076-00001
of the following documents:                   Acceptance Certificate
                                              and UCC Financing Statement(s)
With: NAVISITE, INC.

Quantity   Model    Unit#              Description                                           Serial#/Vin
--------   -----    -----              -----------                                           -----------
                                      Critical Silencer, 14 inch
                                      Dimensions 9'W x 19' L

                                      VENDOR: RUSSELECTRIC INC.

   1                                  Generator Paralleling and Distribution Switchgear;
                                      including, but not limited to, the following:
   1                                  Master/Generator Control Cubicle CC
   5                                  Circuit Breaker Cubicle

                                      VENDOR: IEM

   1                                  Metal Clad Switchgear "PSG" - NEMA3R non walk-in 3
                                      phase 3 wire 21KV 1200 AMP BUS 125KV BIL CONS
   1                                  Switchgear "MHSB" - NEMA1 3 phase 3 wire 480V 2500
                                      AMP, Class III, CU bussing 100KA1C/braced for 100KA
   1                                  Switchgear "USB" - NEMA1 3 phase 4 wire 277/480V
                                      2500 AMP Class III, CU bussing 100KA1C/braced for
                                      100KA
   2                                  Balteau pad mounted transformers, 3000KVA, 3
                                      phase, mineral oil filed, designed for outdoor
                                      service. OA/FFA, 55/65 deg. C Rise, 30 deg.
                                      Average ambient, 60Hz, with AI windings, 7.0%
                                      impedance w/primary loop feed, dead front, no
                                      lightening arrestors, 21KV primary - 125KV BIL to
                                      277/480V secondary
   1                                  SWBD "Load Bank Breaker", NEMA1 enclosed, 480V 3
                                      phase 3 wire w/grd. Class III, 3000A, CU Bussing,
                                      100KA1C
   2                                  SWBD "UPSDPA", "UPSDPB", 2500A Bussing, 480V 3
                                      phase 3 wire w/grd. Class I, 100KA1C
   4                                  Dist. Panel "MDP11, MDP12, MDP21, MDP22", 600A CU
                                      Bussing, 480V 3 phase 3 wire w/grd. 65KA1C, wall
                                      mount
   1                                  SWBD "HD72" 800A Cu Bussing, 480V 3 phase 3 wire
                                      w/grd. 100KA1C, Class I
   1                                  SWBD "MBPSB", 2500A CU Bussing, 480V 3 phase 3
                                      wire w/grd. 65KA1C, Class I

                                                            SCHEDULE A EQUIPMENT

Attached hereto and made part                 Lease Schedule No. 35076-00001
of the following documents:                   Acceptance Certificate
                                              and UCC Financing Statement(s)
With: NAVISITE, INC.

Quantity   Model    Unit#              Description                                           Serial#/Vin
--------   -----    -----              -----------                                           -----------
                                      VENDOR: POWERWARE

   3     625                          Powerware Plus 750; each including, but not
                                      limited to, the following:
                                      (1) UPS OUT
                                      (2) UPS System Cabinet
                                      (2) Battery Strings

                                      HVAC & FIRE PROTECTION SYSTEM ITEMS AS MORE FULLY
                                      DESCRIBED BELOW:

                                      VENDOR: N/A

   1                                  HVAC system

                                      VENDOR: VARIOUS

   1                FM200             Fire Detection/Suppression System with Fenwal's
                                      Smart One Analog Intelligent Multizone System
                                      Technology

                                      MECHANICAL & PLUMBING ITEMS AS MORE FULLY
                                      DESCRIBED BELOW:

                                      VENDOR: LIEBERT

  23                                  Computer Room A/C Units; each including, but not
                                      limited to, the following:
                                      Quiet Line Condenser Units (CDF415L)
                                      AHU (FH245A-ASOO)
                                      60% Filters
                                      Semi Hermetic Compressor
                                      4-step unloading
                                      Quiet Line Condenser Fan
                                      Dual Supply Fan
                                      Oversized Motor (7.5HP)
                                      Top Single Point of Connection
                                      Outdoor Unit Disconnect

                                                            SCHEDULE A EQUIPMENT

Attached hereto and made part                 Lease Schedule No. 35076-00001
of the following documents:                   Acceptance Certificate
                                              and UCC Financing Statement(s)
With: NAVISITE, INC.

Quantity  Model    Unit#              Description                                           Serial#/Vin
--------  -----    -----              -----------                                           -----------
                                      Indoor Unit Disconnect
                                      Controls for Johnson front end interface, Modbus
                                      Hi Efficiency Motors
                                      Extended Condenser Legs 36"
                                      Leak detection kits, cable type

                                      NOC AV EQUIPMENT ITEMS AS MORE FULLY DESCRIBED
                                      BELOW:

                                      VENDOR: CEITRONICS

   1     A906MK2                      TOA 8 input, 60W mixer-amp
   1     MB25B                        TOA Rack Mount Kit
   4     B01S                         TOA Bridging Line Input Module
   5     409-4T                       Altec 8" Coax Speaker/Transformer
   5     LB-8-CP                      Lowell Tile Support Bridge
   5     XCP-810                      Lowell Ceiling Backbox
   5     WB-8                         Lowell Speaker Grille
  22     RGB202xi                     Extron Computer Interface
  22     U1                           MidAtlantic Mounting Shelf
  22     MCB                          Exide Interface Breakout Cable
   1     Axcent3PRO                   AMX Integrated Control Chassis
   1     AXB-VOL3                     AMX Volume Control Box
   4     AXC-232                      AMX Serial/RS232 Card
   1     AXT-CV10                     AMX Tilt Screen Control Panel
   1     SAS-BS3                      Sony DSS Receiver & Dish
   1     1N1024                       Inline Video to RGBHS Scan Converter
   1     4YDM                         Autopatch 200MHz RGBHV with stereo audio matrix
                                      switcher (32x16)
   9     VPL-X100U                    Sony LCD Video Projector
   9     VPLL-FM30                    Sony Short Focus Lens
   1                                  Trooper 1x5, 60", 1.2 gain screen, wedge frame
   2                                  Trooper 1x2, 60", 1.2 gain screen, wedge frame
   9     RPM                          Trooper Rear Screen Mounting /Mirror
   1     502-77B                      Soundolier Equipment Rack

                                                            SCHEDULE A EQUIPMENT

Attached hereto and made part                 Lease Schedule No. 35076-00001
of the following documents:                   Acceptance Certificate
                                              and UCC Financing Statement(s)
With: NAVISITE, INC.

Quantity  Model    Unit#              Description                                           Serial#/Vin
--------  -----    -----              -----------                                           -----------
   2      542-77B                      Soundolier Side Panels
   2      RWL-1                        Soundolier Work Light
  A/R     SB series                    MidAtlantic Blank Panel
  A/R     VTF series                   MidAtlantic Vent Panel
  A/R                                  King BNC Connectors
  A/R     25292                        West Penn Plenum Line Cable
  A/R     25225                        West Penn Plenum Speaker Cable
  A/R     5C P/N                       Liberty Plenum RGBHV Cable

                                       MISCELLANEOUS ITEMS ARE MORE FULLY DESCRIBED BELOW:

                                       Vendor: ADT Security Services, Inc.

   1                                   Integrated Access Control System;
                                       including, but not limited to, the
                                       following:
   2                                   Pro-Watch-NT client workstation w/printer
   1                                   Pro-Watch-NT report printer
   1                                   Visitor badge printer with badging kit
   1                                   Digital camera with access control cards
   1                                   Pro-Watch-NT Communications converter
   4                                   LAN serial T interface with reader/controllers
   8                                   Pro-Watch-NT four reader control panel
   8                                   Power transformer for PW-2000 control panel with
                                       power supplies
   8                                   UL listed 12 VDC or 24 VDC, 4 AMP power supply
                                       with card readers
   7                                   HID proximity reader
   7                                   Supression kit for PW-2000 relays with: door
                                       contacts, rex motions, and local sounder
  20                                   Recessed door contact
  20                                   Request-to-exit motion detector - beige
   3                                   RX-7 remote sounder
   7                                   Armored door contact with CCTV exterior
   3                                   Color integrated camera w/PTZ and presets
   3                                   Exterior camera dome housing with heater & blower
   1                                   Exterior camera housing mounting bracket
   1                                   Exterior camera housing
   3                                   Corner mount adapter


                                                            SCHEDULE A EQUIPMENT

Attached hereto and made part                 Lease Schedule No. 35076-00002
of the following documents:                   Acceptance Certificate
                                              and UCC Financing Statement(s)
With: NAVISITE, INC.

Quantity  Model    Unit#              Description                                           Serial#/Vin
--------  -----    -----              -----------                                           -----------
                                      VENDOR: N/A

                                      NOC Console

                                      VENDOR: N/A

   1                                  Projection Screen

                                      VENDOR: UNION PLANNING MILL

   1                                  Security Counter
   1                                  Reception Counter
                                      Personal Lockers

                                      VENDOR: WINBROOK ASSOCIATES, INC.

  15                                  Three door server cabinets
  100                                 One door server cabinets

                                      VENDOR: RESOURCES FOR OFFICE INTERIORS

   1                                  #76303 Rainbow chair w/arms in C.O.M. fabric
                                      #2461-60 sky w/black frame
   8                                  Dauphin Cosmos#CM5261 chair w/black/chrome fabric
                                      #2461-60 sky
   2                                  Patrician Fitzgerald table 39-1/4" diameter Tag:
                                      recp.
   2                                  Patrician end table Faulkner series
  14                                  Nevins 36" round laminate table w/vinyl edge and
                                      Atlantis Martini base/#4661-60 laminate
  44                                  Thonet #5005P chair w/black frame and finish in
                                      C.O.M. Vivaldi #AC63834 midnight #6
  46                                  #4001 swivel tilt chair in C.O.M. fabric AD Navy
                                      w/black frame and shell
   1                                  Patrician Faulkner table 27" x  37"
  23                                  BRCR 53-1/2" x 27" x 29" H training table in a
                                      #4661-60 laminate w/black edge and base
  60                                  Thornet #5002P chair w/out arms in a C.O.M. fabric
                                      midnight #6/black finish
   4                                  Nevins 48" round laminate table #4661-60/black
                                      w/vinyl edge and Atlantis Martini base finishes
  20                                  Thornet Reva #1700 chair stackable finish (7)
                                      black, (7) blue and (6) green


                                                            SCHEDULE A EQUIPMENT

Attached hereto and made part                 Lease Schedule No. 35076-00002
of the following documents:                   Acceptance Certificate
                                              and UCC Financing Statement(s)
With: NAVISITE, INC.

Quantity  Model    Unit#              Description                                           Serial#/Vin
--------  -----    -----              -----------                                           -----------
   2                                  Patrician #1726F Fitzgerald 27-1/4"
   2                                  Rainbow task chairs in Authentic Cafe/black
  46                                  #4008 sled base chairs in a #90 navy fabric Tag:
                                      guest seating
                                      (131) AIS Steelcase Avenir stations and (23)
                                      offices
                                      Fabric: Newport
                                      Trim: Black
                                      Laminate: Chromatix

WITH ALL STANDARD AND ACCESSORY EQUIPMENT


FLEET CAPITAL CORPORATION                    NAVISITE, INC.

By: David W. Kellogg                         By: Kenneth W. Hale
    --------------------------------             -------------------------------

Name: David W. Kellog                        Name: Kenneth W.Hale
      ------------------------------               -----------------------------

Title: Vice President/Sr. Lender             Title: CFO
       -----------------------------                ----------------------------

[FLEET CAPITAL CORPORATION LOGO APPEARS HERE]

                                                SCHEDULE A-1 EQUIPMENT LOCATION

Attached hereto and made part of the
following documents:                         Lease Schedule No. 35076-00002
                                             and Acceptance Certificate

With:  NAVISITE, INC.

Location #  Equipment Location
------------------------------------------------------------------------------
    01      2720 Zanker Road in the Valley Technology Centre, Bldg 2,
            San Jose, CA 95134



------------------------------------------------------------------------------

FLEET CAPITAL CORPORATION               NAVISITE, INC.

By: /s/ David W. Kellogg                By: /s/ Kenneth W. Hale
    -----------------------------           ---------------------------
Name:   David W. Kellogg                Name:   Kenneth W. Hale
      ---------------------------             -------------------------
Title:  Vice President/Sr. Lender       Title:  CFO
      ---------------------------             -------------------------

                                                                       AMENDMENT
                                                             FINANCIAL COVENANTS
                                                             -------------------

This Amendment ("Amendment") is attached to and made a part of that certain Lease Schedule No. 35076-00002 ("Schedule") to Master Equipment Lease Agreement No. 35076 dated as of May 26, 2000 (the "MASTER LEASE") by and between FLEET CAPITAL CORPORATION ("FCC") and NAVISITE, INC., a Delaware corporation ("LESSEE"). All capitalized terms used herein which are not defined herein shall have the meanings set forth in the Master Lease.

For purposes of the Schedule, the Master Lease is hereby amended by adding the following Section 5A after Section 5 thereof:

     "5A. ADDITIONAL FINANCIAL COVENANTS. Throughout the term of the Master Lease, Lessee shall comply with each of the following financial covenants:

         Affirmative Covenants:
         ---------------------

         1. Cash. Lessee shall at all times maintain a balance of available cash and Cash Equivalents equal to not less than (a) $15,000,000.00 or (b) at all times after Lessee shall have raised an aggregate amount of not less than $300,000,000.00 of net proceeds from the issuance of any one or more of any form of convertible debt securities, high-yield debt financing instruments, or capital stock or other equity securities, $30,000,000.00.

         2. Market Capitalization. Lessee's common stock shall remain listed on the Nasdaq Stock Market or other nationally recognized United States stock exchange acceptable to Lessor and shall maintain thereon a market capitalization of not less than $1,000,000,000.00.

         Negative Covenants:
         ------------------

     1. Indebtedness. Lessee shall not, and shall not permit any of its Subsidiaries to, create, incur, assume, guarantee, or be or remain liable with respect to any Indebtedness other than the following: (a) Indebtedness to the Lessor; (b) Indebtedness existing as of the date of this Amendment and disclosed on Lessee's Form 10-Q for the period ended January 31, 2000 and filed with the Securities and Exchange Commission ("SEC") on March 16, 2000; (c) Indebtedness arising from the issuance by Lessee of convertible debt securities and of high-yield debt financing instruments; (d) senior unsecured Indebtedness of the Lessee not exceeding in the aggregate outstanding principal amount at any time $15,000,000.00.

     2. Sale and Leaseback. Lessee shall not, and shall not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property owned by it in order to lease such property or lease other property that the Lessee or such Subsidiary intends to use for substantially the same purpose as the property being sold or transferred, other than in the ordinary course of its business consistent with past practice.

     3. Liens. Lessee shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any mortgage, pledge, security interest, lien or other charge or encumbrance, including the lien or retained security title of a conditional vendor upon or with respect to any of its property or assets ("Liens"), or assign or otherwise convey any right to receive income, including the sale or discount of accounts receivable with or without recourse but excluding revenue sharing arrangements Lessee enters into with software vendors and service providers in the ordinary course of business consistent with past practice, except the following ("Permitted Liens"): (a) Liens in favor of the Lessor; (b) Liens existing as of the date of this Amendment and disclosed on Lessee's Form 10-Q for the period ended January 31, 2000 and filed with the SEC on March 16, 2000; (c) liens for taxes, fees, assessments and other governmental charges to the extent that payment of the same may be postponed; (d) landlords' and lessors' liens in respect of rent not in default or liens in respect of pledges or deposits under workmen's compensation, unemployment insurance, social security laws, or similar legislation (other than ERISA) or in connection with appeal and similar bonds incidental to litigation; mechanics', laborers' and materialmen's and similar liens, if the obligations secured by such liens are not then delinquent; liens securing the performance of bids, tenders, contracts (other than for the payment of money); and statutory obligations incidental to the conduct of its business consistent with past practice and that do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business; (e) rights of lessors under capitalized leases; (f) easements, rights of way, restrictions and other similar charges or Liens relating to real property and not interfering in a material way with the ordinary conduct of its business; (g) Liens on assets acquired after the date hereof as permitted by the terms of this Amendment (including liens on assets of Subsidiaries so acquired) if the indebtedness or obligation secured by such Lien is permitted by the terms of this Amendment and such Lien was created in contemplation of the acquisition of such asset or Subsidiary by the Lessee; and (h) Liens on its assets created in connection with the refinancing of Indebtedness secured by Permitted Liens on such assets, provided that the amount of Indebtedness secured by any such Lien shall not be increased as a result of such refinancing and no such Lien shall extend to property and assets of the Lessee or any such Subsidiary not encumbered prior to any such refinancing.

     4. Merger; Consolidation. Lessee shall not, and shall not permit any of its Subsidiaries to, sell, lease or otherwise dispose of assets (valued at the greater of cost or market), other than sales of inventory in the ordinary course of business consistent with past practice; or liquidate, merge or consolidate into or with any other person or entity or effect any stock or asset acquisition (other than in the ordinary course of business consistent with past practice), provided that any Subsidiary of the Lessee or of CMGI, Inc. ("CMGI") may merge or consolidate into or with (i) the Lessee if no Event of Default has occurred and is continuing or would result from such merger and if the Lessee is the surviving company, or (ii) any other wholly-owned Subsidiary of the Lessee.

     5. Equity Distributions. Lessee shall not, and shall not permit any of its Subsidiaries to, pay any dividends on any class of its capital stock or make any other distribution or payment on account of or in redemption, retirement or purchase of such capital stock, except for (i) the issuance, delivery or distribution by the Lessee of shares of its common stock pro rata to its existing shareholders, (ii) the purchase or redemption by the Lessee of its capital stock with the proceeds of the issuance of additional shares of capital stock, and (iii) the issuance and repurchase of capital stock to employees under an employee stock purchase or similar program.

     6. Investments. Neither the Lessee nor any of its Subsidiaries shall make or maintain any Investments other than existing Investments in Subsidiaries and new Investments in such Subsidiaries in the ordinary course of its business consistent with past practice, provided such new Subsidiaries are in the same line of business as Lessee or (with Lessor's prior written consent which shall not be unreasonably withheld) complementary lines of business.

     7. Transactions with Affiliates. Lessee will not, and will not permit any of its Subsidiaries to, engage in any transaction with any Affiliate (other than for services as, or in connection with the employment of, employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of the Lessee, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business.

     8. Change of Control. Lessee shall not permit CMGI to maintain beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or any successor provision thereto) of less than 51% of the capital stock of Lessee ordinarily entitled to vote for the election of directors.

         Compliance Certificates. Lessee will furnish to Lessor, immediately prior to Lessor's funding of the acquisition of the Equipment, and thereafter within 10 days of the end of each month during the Lease Term or any Renewal Term, a Compliance Certificate, substantially in the form of EXHIBIT A hereto, certified by

     Lessee's chief financial officer, as to Lessee's compliance with the financial covenants contained herein.

     DEFINITIONS. For purposes of this section 5A, the following terms shall have the meanings set forth below. All other financial terms contained herein that are not specifically defined herein shall have meanings and values determined in accordance with United States generally accepted accounting principles, as defined by controlling pronouncements of the Financial Accounting Standards Board, as from time to time supplemented and amended, and consistently applied ("GAAP")

     "AFFILIATE" includes any corporation, partnership, association, joint venture, company, trust, individual or entity, which now or hereafter at any time controls, is controlled by, or is under common control with a Person, including without limitation, each person or entity who or which is, at any time, a shareholder, director or officer of such Person.

     "Cash Equivalents" shall mean time deposits, certificates of deposit, overnight bank deposits [and U.S. government securities and commercial paper of an issuer rated at least A-1 by Standard & Poor's Ratings Group or P-1 by Moody's Investors Services, Inc., in each case which have a maturity of less than three months.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, collectively, as amended and in effect from time to time.

     "INDEBTEDNESS" shall mean the total of all obligations, whether current or long-term, which in accordance with GAAP would be included as liabilities, contingent or otherwise, upon a balance sheet as at the date as of which Indebtedness is to be determined (but excluding trade payables incurred in the ordinary course of business and not overdue), and shall also include, without limitation, obligations for money borrowed, obligations evidenced by bonds, debentures, notes or similar instruments, reimbursement obligations with respect to letters of credit or bankers' acceptances, obligations issued or assumed as the deferred purchase price of property or services, obligations under capitalized leases and synthetic leases, guaranties, endorsements (other than for collection in the ordinary course of business) or other arrangements whereby responsibility is assumed for the obligations of others, whether by agreement to purchase or otherwise acquire the obligations of others, including any agreement, contingent or otherwise, to furnish funds through the purchase of goods, supplies or services for the purpose of payment of the obligations of others.

     "Investment" shall mean the purchase or acquisition of any share of capital stock, partnership interest, evidence of indebtedness or other equity security of any other person or entity, any loan, advance or extension of credit to, or contribution to the capital of, any other person or entity, any real estate held for sale or investment, any commodities futures contracts held other than in connection with bona fide hedging transactions, any other investment in any other person or entity, and the making of any commitment or acquisition of any option to make an Investment.

     "PERSON" shall mean an individual, a corporation, a limited liability company, a partnership, a limited liability partnership, a joint venture or adventure, a trust or estate or unincorporated organization, a joint stock company or other similar organization, a governmental or political subdivision, or any other legal entity, and shall include the Lessee and all Affiliates of Lessee.

Except as specifically set forth herein, all of the terms and conditions of the Master Lease remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of the Amendment conflict with any provisions contained in the Master Lease, the provisions of this Amendment will control.

Dated as of:  May 26, 2000


FLEET CAPITAL CORPORATION                       NAVISITE, INC.


By: David W. Kellogg                            By: Kenneth W. Hale
    -------------------------------                 ----------------------------
Name: David W. Kellog                           Name: Kenneth W. Hale
      -----------------------------                   --------------------------
Title: Vice President/Sr. Lender                Title: CFO
       ----------------------------                    -------------------------

                                   EXHIBIT A

                         [NAVISITE, INC.'S LETTERHEAD]



TO:  FLEET CAPITAL CORPORATION                     FLEET NATIONAL BANK
     50 Kennedy Plaza                              100 Federal Street
     Providence, Rhode Island  02903-2305          Boston, Massachusetts 02110
     ATTN: Portfolio Management Department         ATTN:  Lynn R. Schade

                Re: Financial Covenants under Master Equipment Lease Agreement No. 35076 dated as of May 26, 2000 (the "LEASE").

     The undersigned hereby certifies that he/she is the chief financial officer of NaviSite, Inc. ("LESSEE") and that as of the end of the month of ________, 200_, Lessee [is/is not] in compliance with the affirmative financial covenants set forth below:

-----------------------------------------------------------------------------------------------------------
REQUIRED COVENANT                          REQUIRED AMOUNT               ACTUAL AMOUNT           COMPLIANCE
                                                                                                   (Y/N)
-----------------------------------------------------------------------------------------------------------
Minimum Balance Sheet Cash             $15,000,000 ($30,000,000
                                       after certain equity
                                       raising thresholds are met)
-----------------------------------------------------------------------------------------------------------
Minimum Market Capitalization          $1,000,000,000
-----------------------------------------------------------------------------------------------------------

     The undersigned hereby also certifies that Lessee is in compliance with all negative financial and other covenants set forth in the Lease.


Dated as of: _______________________________


                                    NAVISITE, INC.


                                        By: _________________________________

                                        Name: _______________________________

                                        Title: Chief Financial Officer

[FLEET CAPITAL CORPORATION LOGO APPEARS HERE]


                                              PROPERTY TAX INDEMNIFICATION RIDER


50 Kennedy Plaza
Providence, Rhode Island 02903-2305



     This Property Tax Indemnification Rider (this "RIDER") is attached to and made a part of that certain Lease Schedule No. 35076-00002, dated as of MAY 26, 2000 (the "LEASE SCHEDULE"), by and between the undersigned parties.

     Notwithstanding any provision to the contrary in the Lease, Lessee shall file directly with all appropriate taxing authorities all declarations, returns, inventories and other documentation with respect to any personal property taxes due or to become due with respect to the Equipment ("TAXES") and shall pay on or before the date when due all such Taxes assessed, billed or otherwise payable with respect to such Equipment directly to such taxing authorities. Upon request by Lessor, Lessee shall provide Lessor with copies of satisfactory documentation and proof of payment of such Taxes. Lessee shall indemnify and hold harmless Lessor from and against any such Taxes, and any penalties and interest thereon, and any other liabilities and damages that Lessor may incur arising out of the failure of Lessee to pay when due such Taxes. The indemnity and covenants set forth herein shall continue in full force and effect and shall survive the expiration or earlier termination of the Lease.

     All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

Dated as of: MAY 26, 2000
             ------------



FLEET CAPITAL CORPORATION               NAVISITE, INC.

By: /s/ David W. Kellogg                By: /s/ Kenneth W. Hale
    -----------------------------           ---------------------------
Name:   David W. Kellogg                Name:   Kenneth W. Hale
      ---------------------------             -------------------------
Title:  Vice President/Sr. Lender       Title:  CFO
      ---------------------------             -------------------------

[FLEET CAPITAL CORPORATION LOGO APPEARS HERE]


                                                       PURCHASE OBLIGATION RIDER


50 Kennedy Plaza
Providence, Rhode Island 02903-2305


     This Purchase Obligation Rider (this "RIDER") is attached to and made a part of that certain Lease Schedule No. 35076-00002, dated as of MAY 26, 2000 (the "LEASE SCHEDULE"), by and between the undersigned parties.

     Upon the expiration of the Lease Term, Lessor shall sell to Lessee and Lessee shall purchase from Lessor all, but not less than all, of the Equipment for an amount, payable in immediately available funds on the last day of the Lease Term, equal to: (a) all Rental Payments, late charges and other amounts due and owing under the Lease; plus (b) all taxes, assessments and other charges due or payable in connection with the sale of the Equipment to Lessee; plus (c) 10.00000% of the Acquisition Cost of the Equipment.

     Upon receipt by Lessor of all amounts payable hereunder, Lessor shall convey all of its right, title and interest in and to the Equipment to Lessee on an "AS-IS," "WHERE-IS" BASIS, WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, and without recourse to Lessor, except that the Equipment shall be free and clear of all liens created by Lessor.

     All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.



Dated as of:  MAY 26, 2000
              ------------



FLEET CAPITAL CORPORATION               NAVISITE, INC.

By: /s/ David W. Kellogg                By: /s/ Kenneth W. Hale
    -----------------------------           ---------------------------
Name:   David W. Kellogg                Name:   Kenneth W. Hale
      ---------------------------             -------------------------
Title:  Vice President/Sr. Lender       Title:  CFO
      ---------------------------             -------------------------

[FLEET CAPITAL CORPORTION LOGO APPEARS HERE]

                                                          ACCEPTANCE CERTIFICATE
50 Kennedy Plaza
Providence, Rhode Island  02903-2305

  This Acceptance Certificate (this "ACCEPTANCE CERTIFICATE") is attached to and made a part of that certain Lease Schedule No. 35076 - 00002, dated as of
                                               -------------
MAY 26, 2000 (the "LEASE SCHEDULE"), by and between the undersigned parties. All
------------
capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. To the extent the terms set forth in this Acceptance Certificate differ or conflict with any of the terms set forth in the Lease, the terms set forth in this Acceptance Certificate shall control.

  1. Lessee acknowledges and agrees that each item of Equipment set forth on Schedule A hereto (collectively, the "EQUIPMENT") is hereby unconditionally accepted by Lessee for all purposes under the Lease at the locations specified in Schedule A-1 hereto, and hereby agrees to faithfully perform all of its obligations under the Lease as of the date hereof (the "ACCEPTANCE DATE"). Lessee hereby authorizes and directs Lessor to make payment to each vendor of the Equipment pursuant to such vendor's invoice or any purchase order, purchase agreement or supply contract with such vendor, receipt and approval of which are hereby reaffirmed by Lessee.

  2. By its execution and delivery of this Acceptance Certificate, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Lease as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof. Lessee further certifies to Lessor that Lessee has selected the Equipment and has received and approved the purchase order, purchase agreement or supply contract under which the Equipment will be acquired for all purposes of the Lease.

  3. Lessee hereby represents and warrants that: (a) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of the Lessee; and (b) if requested by Lessor, the Equipment has been marked or labeled evidencing the Lessor's interest therein.

  4. The LEASE TERM COMMENCEMENT DATE is the 10th day of June, 2000.

  5. The RENTAL PAYMENT COMMENCEMENT DATE is the 10th day of July, 2000.

  6. All terms and provisions of the Lease Schedule shall remain in full force and effect, except as otherwise provided below:

     - ACQUISITION COST: $ N/A.

     - LEASE TERM: N/A months.

     - RENTAL PAYMENTS:  NUMBER OF RENTAL PAYMENTS  RENTAL PAYMENT AMOUNT
                         -------------------------  ---------------------
                                    N/A


     - ADVANCE RENTAL PAYMENT(S):  First N/A and last N/A.

     - SECURITY DEPOSIT: N/A%.

Dated:  June 7, 2000

Agreed and Accepted:

FLEET CAPITAL CORPORATION                       NAVISITE, INC.

By:  /s/ David W. Kellogg                       By:  /s/ Kenneth W. Hale
   ----------------------------                    ----------------------------
Name: David w. Kellogg                          Name: Kenneth W. Hale
     --------------------------                      --------------------------
Title: Vice President/Sr. Lender                Title: CFO
      ---------------------------                     -------------------------

[Fleet Capital Letterhead]

June 5, 2000                        via facsimile 978/946-8638

Mr. Christopher R. Guiod
Director of Leasing
NAVISITE, INC.
400 Minuteman Road
Andover, MA 01810

RE: Treatment of sales tax due upfront on the data centers and leasehold improvements to be financed under Lease Schedules 35076-00001 and 35076-00002 to Master Equipment Lease Agreement No. 35076 dated May 26, 2000 (the "Schedules").

Dear Ms. Root:

This is written to confirm the understanding of Fleet Capital Corporation ("FCC") and NAVISITE, INC. ("NAVISITE") regarding the treatment of sales taxes due on the above mentioned Schedules. NAVISITE currently has provided FCC with proof that they have paid some of the sales taxes due on the Schedules, and agree that they will provide the balance necessary within 90 days after the funding of the Schedules. After the 90 days, FCC will bill NAVISITE for the difference between the amount of sales taxes calculated as due and what proof NAVISITE has been able to provide.

THE SALES TAXES HAVE BEEN CALCULATED AS FOLLOWS:

ANDOVER, MA  $372,583.60 (5% OF THE $7,451,672.00 EQUIPMENT COST)
FCC has received proof that $340,452.21 has been paid.

SAN JOSE, CA  $378,366.95 (8.25% OF THE $4,586,266.00 EQUIPMENT COST)
FCC has received proof that $36,667.00 has been paid.

Please indicate your agreement with the foregoing by signing and returning the original copy of this agreement to Lisa A. Evora at the address noted below.

                                                  Very Truly Yours,

                                                  BY: /s/ David W. Kellogg
                                                      -------------------------
                                                  NAME:  David W. Kellogg
                                                  TITLE:  Vice President

Acknowledged and Agreed:

NAVISITE, INC.

BY: /s/ Kenneth W. Hale
   -------------------------------

NAME:  Kenneth W. Hale
      ----------------------------

TITLE: CFO
      ----------------------------

DATE:  6/7/00
      ----------------------------

                           Fleet Capital Corporation
                               50 Kennedy Plaza
                          Providence, RI  02903-2305

                                 June 7, 2000

NaviSite, Inc.
400 Minuteman Road
Andover, MA  01810

     Re:  Waiver under Master Equipment Lease Agreement
          ---------------------------------------------

Ladies and Gentlemen:

     Reference is made to the Master Equipment Lease Agreement dated as of May 26, 2000 between Fleet Capital Corporation, as lessor ("Lessor") and NaviSite, Inc., as lessee ("Lessee"), as amended by Amendment dated as of May 26, 2000 between Lessor and Lessee (as so amended, the "Master Lease"), together with all lease schedules executed thereunder (collectively, the "Lease"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Master Lease.

     The Lessee (a) has informed the Lessor that as of the date hereof the Lessee will not be in compliance with the additional financial covenant set forth in Section 5A of the Master Lease under the heading "Affirmative Covenants
- 1. Cash" (requiring the Lessee to maintain a balance of available cash and Cash Equivalents of at least $15,000,000) (the "Cash Covenant") and (b) has requested that the Lessor waive compliance with the Cash Covenant until the Lessee completes a planned sale of $50 million of common stock to CMGI, Inc. substantially in accordance with the draft term sheet attached hereto as Exhibit A in order to raise the additional cash needed to achieve compliance.

     The Lessor hereby waives compliance with the Cash Covenant until June 14, 2000 in order to permit the Lessee more time to raise the additional cash from such sale of common stock to CMGI, Inc. needed to comply with the Cash Covenant. From and after June 15, 2000, the Lessee's failure to be in compliance with the Cash Covenant for any reason (including failure to complete the planned sale of common stock by such date) shall result in an Event of Default under the Master Lease in accordance with Section 8 thereof.

     Except for those provisions of the Master Lease expressly waived hereby, the Master Lease, all Lease Schedules executed thereunder and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. Nothing contained herein shall in any way prejudice, impair or effect any rights or remedies of the Lessor under the Master Lease and all Lease Schedules executed thereunder. The Lessor's willingness to provide this waiver shall not constitute an agreement or imply a willingness by the Lessor to provide any similar or other waivers of any of the terms of the Master Lease in the future.

     THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF
LAW). This letter agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be original, but all of which counterparts taken together shall be deemed to constitute one instrument.

     Please indicate your acceptance of the terms of this letter agreement by signing and returning this letter.

                         Very truly yours,

                         FLEET CAPITAL CORPORATION

                         By: /s/ David W. Kellogg
                             ------------------------------------
                         Name:   David W. Kellogg
                               ----------------------------------
                         Title:  Vice President/Sr. Lender
                               ----------------------------------


AGREED AND ACCEPTED BY:

NAVISITE, INC.

By: /s/ Kenneth W. Hale
     ------------------------------------
Name:   Kenneth W. Hale
       ----------------------------------
Title:  CFO
       ----------------------------------

                       SUBORDINATION OF LANDLORD'S LIEN

     WHEREAS, CarrAmerica Realty Corporation ("Landlord") is the owner of certain real property located at 2720 Zanker Road, San Jose, California (the "Property"); and

     WHEREAS, Landlord and NaviSite, Inc. ("Tenant") have entered into a Lease Agreement covering certain space at the Property (the "Leased Premises"); and

     WHEREAS, Tenant has placed, or may place on the Leased Premises, certain personal property, goods, wares, equipment, fixtures, furniture, improvements or other personal property owned by Tenant and identified on Exhibit A attached hereto (collectively referred to as "Tenant's Personal Property"); and

     WHEREAS, Tenant has borrowed or will borrow certain sums of money (the "Loan") from Fleet Capital Corporation ("Lender") and has given or may give as security for the payment of such indebtedness a security interest or other lien upon Tenant's Personal Property located on the Leased Premises; and

     WHEREAS, it is desire of Landlord and Tenant that any such security interest or lien held by Lender shall be in all things first and prior to any other lien or liens against Tenant's Personal Property held by Landlord.

     NOW THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord does hereby agree that any and all presently existing or future liens that may exist as a result of the lease or rental of the Leased Premises by Tenant from Landlord, shall be and the same are hereby made subordinate, subject and inferior to any security interest or liens now and hereafter held by Lender upon any of the Tenant's Personal Property located on the Leased Premises, and Landlord does hereby agree that in the event Lender lawfully becomes entitled to possession of any of Tenant's Personal Property located on the Leased Premises, Lender shall have the right to enter the Leased Premises in order to remove Tenant's Personal Property, free of any liens or claims of Landlord. Landlord has no obligation to give Lender any notice of default by Tenant, but shall use commercially reasonable efforts to deliver written notice to Lender of the approximate date on which Lender will have access to the Leased Premises to remove Tenant's Personal Property (the "Availability Notice") at least ten (10) days prior to the date set forth therein. The Availability Notice, which may be updated from time to time by Landlord as more better information is available, shall be delivered by Landlord to Lender via fax number 617-434-0112 to the attention of the Legal--Leasing Division. This instrument will not be effective unless Landlord receives from Lender an original counterpart of the Lender Joinder attached hereto.

     Tenant hereby agrees that Landlord shall have no duty or obligation to inquire into the accuracy or validity of any default by Tenant with respect to the Loan, and Tenant hereby agrees that nothing cointained in this Subordination of Landlord's Lien nor Landlord's acts or failures to act in connection with the Lender's entry into, and possession of, the Leased Premises and the

Lender's removal of all or any portion of the Tenant's Personal Property shall be deemed a default by Landlord under the Lease, and Tenant hereby waives all claims of whatever nature or kind Tenant may have against Landlord in connection with this Subordination of Landlord's Lien and/or Landlord's acts or failures to act in connection with the Lender's entry into, and possession of, the Leased Premises and/or the Lender's removal of all or any portion of the Tenant's Personal Property.

     EXECUTED, this 7th day of June, 2000.


                                        "Landlord"
                                        CarrAmerica Realty Corporation

                                             by: its agent
                                             CarrAmerica Development, Inc.

                                             By: /s/ P. B. Wall Jr.
                                                -------------------------------
                                             Name:  P. B. Wall Jr.
                                             Title: Senior Vice President

                                        "Tenant"
                                        NaviSite, Inc.

                                             By: /s/ Kenneth W. Hale
                                                -------------------------------
                                             Name:  Kenneth W. Hale
                                             Title: CFO

                                LENDER JOINDER

     In consideration of the foregoing, Lender agrees that (a) Lender must, at Lender's sole cost, repair any damage in or about the Leased Premises caused by any entry or removal of Tenant's Personal Property by Lender or its agents; (b) Lender must pay to Landlord all rent and other charges due under the Lease during the period commencing on the date on which Lender has the right to access the Leased Premises, as set forth in Landlord's Availability Notice to Lender (the "Access Date") through the date of removal and repair; (c) Lender has no right to change the locks or otherwise restrict Landlord's access to the Leased Premises, without Landlord's prior written consent; (d) if Lender fails to remove all of Tenant's Personal Property within the 30 day period following the Accesss Date, Landlord may remove, dispose or otherwise store Tenant's Personal Property outside the Leased Premises, at Lender's sole cost; (e) Lender has no right to conduct any auction or other sale of Tenant's Personal Property at, from or within the Leased Premises, except at such times and upon such terms as Landlord may deem acceptable, in Landlord's reasonable discretion; (f) Landlord or its agents may access and perform work within the Leased Premises during the period in which the removal and repair work described above is being performed by Lender (or its agents), so long as Landlord's work does not unreasonably interfere with Lender's (or its agent's) work; and (g) nothing herein (other than Landlord's agreement to subordinate) shall waive, modify or otherwise restrict any of Landlord's rights, remedies and recourse under the Lease or otherwise upon Tenant's default.

     EXECUTED this 7th day of June, 2000.

                                        LENDER:

                                        FLEET CAPITAL CORPORATION

                                        By:    /s/ David W. Kellogg
                                           --------------------------------
                                        Name:  David W. Kellogg
                                             ------------------------------
                                        Title: Vice President/Sr. Lender
                                             ------------------------------

                              SCHEDULE A EQUIPMENT


Attached hereto and made part of the following documents: Lease Schedule
                                                          No. 35076-00002
                                                          Acceptance Certificate
                                                          and UCC Financing
                                                          Statement(s)
With: NAVISITE, INC.
--------------------------------------------------------------------------------

Quantity   Model  Unit#         Description                                               Serial#/Vin#
--------   -----  -----         -----------                                               ------------
                                LOC# (01)

                                ELECTRICAL ITEMS AS MORE FULLY DESCRIBED BELOW:

                                VENDOR: PETERSON POWER (CAT)

   3 3512 diesel engine generator systems; each including, but not limited to, the following:
                                60hz 480 volts
                                60 hertz
                                Standby power application
                                3512 1250 EKW 60 hz pgs-stby
                                Electronic modular control PNL
                                English display units
                                CSA test and certification
                                Neutral grounding connection
                                Alarm module - NFPA 110
                                Panel lights/auxiliary relay
                                Coolant loss sensing
                                Cust communications module-CCM
                                2301A load sharing governor
                                Generator conversion (PM Excitation)
                                Space heater relay
                                Radiator 46/CV
                                Fan pulley 0.428 ratio
                                Coolant level sensor
                                Fuel priming pump, RH mounted
                                Flexible fuel lines
                                Fuel cooler
                                Fumes disposal
                                Jacket water heater - dual
                                Oil pan drain valve
                                24 volt battery set - dry
                                Battery charger 10 AMP
                                Charging Alternator 24V 35 AMP
                                Circuit Breaker, 2000A, 100%
                                Fuel/Water separator
                                Double Battery Box, Group 4D
                                Seismic Calculations
                                Vibration Isolator
                                Critical Silencer, 14 inch
                                Dimensions 9'W x 19' L

--------------------------------------------------------------------------------

                              SCHEDULE A EQUIPMENT


Attached hereto and made part of the following documents: Lease Schedule
                                                          No. 35076-00002
                                                          Acceptance Certificate
                                                          and UCC Financing
                                                          Statement(s)
With: NAVISITE, INC.
--------------------------------------------------------------------------------

Quantity   Model  Unit#         Description                                               Serial#/Vin#
--------   -----  -----         -----------                                               ------------
                                VENDOR: RUSSELECTRIC INC.

   1                            Generator Paralleling and Distribution
                                Switchgear;
                                including, but not limited to, the following:
   1                            Master/Generator Control Cubicle CC
   5                            Circuit Breaker Cubicle

                                VENDOR: IEM

   1                            Metal Clad Switchgear "PSG" - NEMA3R non
                                walk-in 3
                                phase 3 wire 21KV 1200 AMP BUS 125KV BIL CONS
   1                            Switchgear "MHSB" - NEMA1 3 phase 3 wire 480V
                                2500
                                AMP, Class III, CU bussing 100KA1C/braced for
                                100KA
   1                            Switchgear "USB" - NEMA1 3 phase 4 wire 277/480V
                                2500 AMP Class III, CU bussing 100KA1C/braced
                                for 100KA
   2                            Balteau pad mounted transformers, 3000KVA, 3
                                phase, mineral oil filed, designed for outdoor
                                service. OA/FFA, 55/65 deg. C Rise, 30 deg.
                                Average ambient, 60Hz, with AI windings, 7.0%
                                impedance w/primary loop feed, dead front, no
                                lightening arrestors, 21KV primary - 125KV BIL
                                to 277/480V secondary
   1                            SWBD "Load Bank Breaker", NEMA1 enclosed, 480V 3
                                phase 3 wire w/grd. Class III, 3000A, CU
                                Bussing, 100KA1C
   2                            SWBD "UPSDPA", "UPSDPB", 2500A Bussing, 480V 3
                                phase 3 wire w/grd. Class I, 100KA1C
   4                            Dist. Panel "MDP11, MDP12, MDP21, MDP22", 600A
                                CU Bussing, 480V 3 phase 3 wire w/grd. 65KA1C,
                                wall mount
   1                            SWBD "HD72" 800A Cu Bussing, 480V 3 phase 3 wire
                                w/grd. 100KA1C, Class I
   1                            SWBD "MBPSB", 2500A CU Bussing, 480V 3 phase 3
                                wire w/grd. 65KA1C, Class I



                                VENDOR: POWERWARE

   3              625           Powerware Plus 750; each including, but not
                                limited to, the following:
                                (1) UPS OUT
                                (2) UPS System Cabinet

--------------------------------------------------------------------------------

                              SCHEDULE A EQUIPMENT


Attached hereto and made part of the following documents: Lease Schedule
                                                          No. 35076-00002
                                                          Acceptance Certificate
                                                          and UCC Financing
                                                          Statement(s)
With: NAVISITE, INC.
--------------------------------------------------------------------------------

Quantity   Model  Unit#         Description                                               Serial#/Vin#
--------   -----  -----         -----------                                               ------------
                                (2) Battery Strings

                                HVAC & FIRE PROTECTION
                                SYSTEM ITEMS AS MORE FULLY
                                DESCRIBED BELOW:

                                VENDOR: N/A

   1                            HVAC system

                                VENDOR: VARIOUS

   1                   FM200    Fire Detection/Suppression System with Fenwal's
                                Smart One Analog Intelligent Multizone System
                                Technology

                                MECHANICAL & PLUMBING ITEMS AS MORE FULLY
                                DESCRIBED BELOW:

                                VENDOR: LIEBERT

  23 Computer Room A/C Units; each including, but not limited to, the following:
                                Quiet Line Condenser Units (CDF415L)
                                AHU (FH245A-ASOO)
                                60% Filters
                                Semi Hermetic Compressor
                                4-step unloading
                                Quiet Line Condenser Fan
                                Dual Supply Fan
                                Oversized Motor (7.5HP)
                                Top Single Point of Connection
                                Outdoor Unit Disconnect
                                Indoor Unit Disconnect
                                Controls for Johnson front end interface, Modbus
                                Hi Efficiency Motors
                                Extended Condenser Legs 36"
                                Leak detection kits, cable type

                                NOC AV EQUIPMENT ITEMS AS MORE FULLY DESCRIBED
                                BELOW:

--------------------------------------------------------------------------------

                              SCHEDULE A EQUIPMENT


Attached hereto and made part of the following documents: Lease Schedule
                                                          No. 35076-00002
                                                          Acceptance Certificate
                                                          and UCC Financing
                                                          Statement(s)
with: NAVISITE, INC.
--------------------------------------------------------------------------------

Quantity  Model  Unit#         Description                                               Serial#/Vin#
--------  -----  -----         -----------                                               ------------
                                VENDOR: CEITRONICS

   1     A906MK2                TOA 8 input, 60W mixer-amp
   1     MB25B                  TOA Rack Mount Kit
   4     B01S                   TOA Bridging Line Input Module
   5     409-4T                 Altec 8" Coax Speaker/Transformer
   5     LB-8-CP                Lowell Tile Support Bridge
   5     XCP-810                Lowell Ceiling Backbox
   5     WB-8                   Lowell Speaker Grille
  22     RGB202xi               Extron Computer Interface
  22     U1                     MidAtlantic Mounting Shelf
  22     MCB                    Exide Interface Breakout Cable
   1     Axcent3PRO             AMX Integrated Control Chassis
   1     AXB-VOL3               AMX Volume Control Box
   4     AXC-232                AMX Serial/RS232 Card
   1     AXT-CV10               AMX Tilt Screen Control Panel
   1     SAS-BS3                Sony DSS Receiver & Dish
   1     1N1024                 Inline Video to RGBHS Scan Converter
   1     4YDM                   Autopatch 200MHz RGBHV with stereo audio matrix
                                switcher (32x16)
   9     VPL-X100U              Sony LCD Video Projector
   9     VPLL-FM30              Sony Short Focus Lens
   1                            Trooper 1x5, 60", 1.2 gain screen, wedge frame
   2                            Trooper 1x2, 60", 1.2 gain screen, wedge frame
   9     RPM                    Trooper Rear Screen Mounting /Mirror
   1     502-77B                Soundolier Equipment Rack
   2     542-77B                Soundolier Side Panels
   2     RWL-1                  Soundolier Work Light
  A/R    SB series              MidAtlantic Blank Panel
  A/R    VTF series             MidAtlantic Vent Panel
  A/R                           King BNC Connectors
  A/R    25292                  West Penn Plenum Line Cable
  A/R    25225                  West Penn Plenum Speaker Cable
  A/R    5C P/N                 Liberty Plenum RGBHV Cable

                                MISCELLANEOUS ITEMS ARE

--------------------------------------------------------------------------------

                              SCHEDULE A EQUIPMENT


Attached hereto and made part of the following documents: Lease Schedule
                                                          No. 35076-00002
                                                          Acceptance Certificate
                                                          and UCC Financing
                                                          Statement(s)
With: NAVISITE, INC.
--------------------------------------------------------------------------------

Quantity   Model  Unit#         Description                                               Serial#/Vin#
--------   -----  -----         -----------                                               ------------
                                MORE FULLY DESCRIBED BELOW:

                                Vendor: ADT Security Services, Inc.

   1                            Integrated Access Control System; including, but
                                not limited to, the following:
   2                            Pro-Watch-NT client workstation w/printer
   1                            Pro-Watch-NT report printer
   1                            Visitor badge printer with badging kit
   1                            Digital camera with access control cards
   1                            Pro-Watch-NT Communications converter
   4                            LAN serial T interface with reader/controllers
   8                            Pro-Watch-NT four reader control panel
   8                            Power transformer for PW-2000 control panel with
                                power supplies
   8                            UL listed 12 VDC or 24 VDC, 4 AMP power supply
                                with card readers
   7                            HID proximity reader
   7                            Supression kit for PW-2000 relays with: door
                                contacts, rex motions, and local sounder
  20                            Recessed door contact
  20                            Request-to-exit motion detector - beige
   3                            RX-7 remote sounder
   7                            Armored door contact with CCTV exterior
   3                            Color integrated camera w/PTZ and presets
   3                            Exterior camera dome housing with heater &
                                blower
   1                            Exterior camera housing mounting bracket
   1                            Exterior camera housing
   3                            Corner mount adapter

                                VENDOR: N/A

                                NOC Console

                                VENDOR: N/A

   1                            Projection Screen

                                VENDOR: UNION PLANNING MILL

   1                            Security Counter
   1                            Reception Counter
                                Personal Lockers

--------------------------------------------------------------------------------

                              SCHEDULE A EQUIPMENT


Attached hereto and made part of the following documents: Lease Schedule
                                                          No. 35076-00002
                                                          Acceptance Certificate
                                                          and UCC Financing
                                                          Statement(s)
With: NAVISITE, INC.
--------------------------------------------------------------------------------

Quantity   Model  Unit#         Description                                               Serial#/Vin#
--------   -----  -----         -----------                                               ------------
                                VENDOR: WINBROOK ASSOCIATES, INC.

  15                            Three door server cabinets
  100                           One door server cabinets

                                VENDOR: RESOURCES FOR OFFICE INTERIORS

   1                            #76303 Rainbow chair w/arms in C.O.M. fabric
                                #2461-60 sky w/black frame
   8                            Dauphin Cosmos#CM5261 chair w/black/chrome
                                fabric #2461-60 sky
   2                            Patrician Fitzgerald table 39-1/4" diameter Tag:
                                recp.
   2                            Patrician end table Faulkner series
  14                            Nevins 36" round laminate table w/vinyl edge and
                                Atlantis Martini base/#4661-60 laminate
  44                            Thonet #5005P chair w/black frame and finish in
                                C.O.M. Vivaldi #AC63834 midnight #6
  46                            #4001 swivel tilt chair in C.O.M. fabric AD Navy
                                w/black frame and shell
   1                            Patrician Faulkner table 27" x  37"
  23                            BRCR 53-1/2" x 27" x 29" H training table in a
                                #4661-60 laminate w/black edge and base
  60                            Thornet #5002P chair w/out arms in a C.O.M.
                                fabric midnight #6/black finish
   4                            Nevins 48" round laminate table #4661-60/black
                                w/vinyl edge and Atlantis Martini base finishes
  20                            Thornet Reva #1700 chair stackable finish (7)
                                black, (7) blue and (6) green
   2                            Patrician #1726F Fitzgerald 27-1/4"
   2                            Rainbow task chairs in Authentic Cafe/black
  46                            #4008 sled base chairs in a #90 navy fabric Tag:
                                guest seating
                                (131) AIS Steelcase Avenir stations and (23)
                                offices
                                Fabric: Newport
                                Trim: Black
                                Laminate: Chromatix

--------------------------------------------------------------------------------

WITH ALL STANDARD AND ACCESSORY EQUIPMENT

FLEET CAPITAL CORPORATION                       NAVISITE, INC.

By:  /s/ David W. Kellogg                       By:  /s/ Christopher R. Guiod
   ----------------------------                    ----------------------------
Name: David w. Kellogg                          Name: Christopher R. Guiod
     --------------------------                      --------------------------
Title: Vice President/Sr. Lender
      ---------------------------

[Fleet Capital Letterhead]

                                                              CONSENT AND WAIVER
                                   (OWNER, LANDLORD OR MORTGAGEE OF REAL ESTATE)

50 Kennedy Plaza
Providence, Rhode Island 02903

     The undersigned, 400 RIVER LIMITED PARTNERSHIP, of 200 Brickstone Square
                      -----------------------------     ----------------------
                           (print name)                   (street address)

Andover,  Massachusetts  01810          is the owner, landlord of the premises
--------------------------------------
(city or town)   (state and zip code)

located at      400 Minuteman Road                      Andover
           ---------------------------------- , ---------------------
             (street address)                      (city or town)

Massachusetts 01810       (the "Premises") which are occupied by NAVISITE, INC.
-------------------------
(state and zip code)

THE FOLLOWING IS SUBJECT IN ALL RESPECTS TO THE ADDENDUM ATTACHED TO THIS
CONSENT

     The undersigned acknowledges that Customer has leased or financed, or that Customer expects to lease or finance from Fleet Capital Corporation ("FCC"), the equipment set forth on Schedule A hereto, including any accessories, additions, substitutions or replacements therefor (collectively, the Equipment), which may from time to time be located at the Premises. To induce FCC to enter into a lease or financing agreement with Customer, the undersigned agrees with FCC as follows:

    *The undersigned waives any right, title or interest in or to the Equipment that it may now or hereafter have. *The undersigned irrevocably agrees and consents that it will refrain from taking any action to bar, restrain or otherwise prevent FCC, its agents, successors or assigns, from entering the Premises for the purpose of inspecting, removing or taking possession of the Equipment, and will grant FCC, its agents, successors or assigns the right of entry to the Premises to remove the Equipment at any reasonable time or times. FCC shall be responsible for any damage to the Premises that FCC causes in connection with its entry thereon and the removal of the Equipment therefrom. *The Equipment is and shall remain personal property, notwithstanding the manner in which it may be installed or affixed to the Premises.

     This Consent and Waiver shall inure to the benefit of the successors and assigns of FCC and shall be binding upon the heirs, representatives, successors and assigns of the undersigned. This Agreement shall be governed by and construed in accordance with the laws of the state in which the Premises are located, without reference to the principles of conflict of laws.


*to the extent set forth in the Addendum

                        ADDENDUM TO CONSENT AND WAIVER
                               (NaviSite, Inc.)


     This Addendum is attached to, incorporated into and amends the Consent and Waiver, dated June 7, 2000 (as amended by this Addendum, the "Waiver Certificate"), between Fleet Capital Corporation ("FCC") and 400 River Limited Partnership ("Landlord"). If there is any conflict between the rest of the Waiver Certificate and this Addendum, this Addendum will control in all respects. Notwithstanding anything to the contrary in the Waiver Certificate or otherwise, the parties agree as follows:

                (a) The installation and removal of the Equipment will be in accordance with the terms of the lease of the Premises (with all amendments, the "NaviSite Lease") between Landlord and NaviSite, Inc. ("Lessee"). FCC will indemnify Landlord and its affiliates for and defend and hold them harmless from all claims, costs, damages, injuries, liabilities and losses (including, without limitation, attorneys' fees and costs) to the extent arising from FCC's and/or its representatives' entry onto the Premises or the rest of the Project, the removal of any Equipment, and any damage injuries or death caused thereby, and at its cost FCC will promptly repair and restore any damage caused to the Premises as a result thereof in accordance with applicable laws and codes and in a commercially reasonable manner equivalent in quality and finish to the rest of the Premises and so that the Premises and the systems and equipment therein remain in good working order and condition despite the removal of the Equipment.

                (b) FCC will, if it wishes to, remove the Equipment from the Premises on or before the earlier of the termination of the NaviSite Lease; or within thirty (30) days after written notice (by overnight national courier, telecopy or by certified mail, return receipt requested) from Landlord of an uncured default under the NaviSite Lease, and in either case restore and repair any damage to the Premises and/or the rest of the Project caused by such removal. If FCC fails to remove all the of Equipment as and when required above, all rights of FCC in and to the remaining Equipment irrevocably will be deemed to have been waived and that Equipment will be deemed to have been abandoned by FCC, and as between FCC and Landlord, Landlord may take any action with respect to that Equipment that it deems advisable in its sole discretion without any liability to FCC (all such liability being hereby waived), including, without limitation, removing, selling, storing, destroying or using all or any portion of the remaining Equipment. As between Landlord and Lessee, their respective rights in and to the Equipment will be governed by the NaviSite Lease.

                (c) Landlord is not bound in any way by any leases, loan documents or other agreements between FCC and Lessee. FCC has no rights or claims with respect to the Premises except to enter the Premises for the sole purpose or removing the Equipment, all in accordance with the terms hereof and the terms of the NaviSite Lease, nor does Landlord have any obligations to FCC except as specifically set forth herein. By its signature below, Lessee hereby releases, and waives against Landlord and FCC and their respective affiliates, any and all claims in connection with the matters described or referred to herein, including, but not limited to, claims for breach of any covenant of quiet enjoyment or other obligations or conditions under the NaviSite Lease arising from FCC's entry onto the areas leased by Lessee and/or its removal of the Equipment. Notwithstanding anything to the contrary, for purposes of this Waiver Certificate, the Equipment will not be deemed to include, and Landlord will not now or in the future be deemed to have waived or granted to FCC any rights with respect to: Equipment, that was not Lessee's personal property paid for by Lessee (although the manner of installation on the Premises will not, for the purposes of this Waiver

Certificate only, be deemed to convert what was formerly Lessee's personal property into "fixtures"); any items the removal of which would damage the exterior or structure of the Premises or that are integral to or necessary for the proper functioning of the base building systems and equipment therein; and items listed under the "HVAC, Plumbing & Fire Protection" category in Schedule A attached to this Waiver Certificate unless such items are dedicated solely to the ground floor data center portion of the Premises.

     (d) Notwithstanding anything in this Waiver Certificate or elsewhere to the contrary: FCC and Lessee will look solely to Landlord's interest in the Premises to satisfy any claims, rights or remedies, and Landlord and its partners and their respective affiliates (including any property managers), at every level of ownership and interest, have no personal or individual liability of any type, whether for breach of this Waiver Certificate or their negligence or otherwise (and such liability is hereby waived by FCC and Lessee), their assets will not be subject to lien or levy of any type, nor will they be named individually in any suits, actions or proceedings of any type.

     (e) This Waiver Certificate is binding on and inures to the benefit of the parties hereto and their respective successors, assigns and representatives, and is an integrated agreement that may not be modified except by a written document executed and delivered by Landlord and FCC.

     IN WITNESS WHEREOF, intending to be legally bound, the parties have executed the Waiver Certificate as of June 7, 2000.



                                  LANDLORD

                                  400 River Limited Partnership, a Massachusetts limited partnership

                                  By:  Niuna-400 River, Inc.,
                                       general partner

                                       By: /s/ John Kusmiersky
                                           --------------------------------
                                           John Kusmiersky, President

FCC                               LESSEE

Fleet Capital Corporation         NaviSite, Inc.

By: /s/ David W. Kellogg          By: /s/ Kenneth W. Hale
    ------------------------          --------------------------
    Name:  David W. Kellogg           Name:  Kenneth W. Hale
    Title: Vice President/Sr.         Title: Chief Financial Officer
           Lender
    Authorized Signature              Authorized Signature

                                                                        No. 5907

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

--------------------------------------------------------------------------------

State of  CALIFORNIA
          ----------------------
County of LOS ANGELES
          ----------------------
On JUNE 7, 2000 before me, Mary A. Rocco, Notary Public
   ------------            -----------------------------------------------------
      DATE                 NAME, TITLE OF OFFICER, EG., JANE DOE, NOTARY PUBLIC
[X] personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that executed the same in his authorized capacity, and that by his signature on the instrument, the entity upon behalf of which the person acted, executed the instrument.
/NOTARY SEAL/
WITNESS my hand and official seal.

/s/ Mary A. Rocco
----------------------------------
      SIGNATURE OF NOTARY

----------------------------------OPTIONAL--------------------------------------

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

CAPACITY CLAIMED BY SIGNER
[ ] INDIVIDUAL
[X] CORPORATE OFFICER
    President
    -------------------------
           TITLE(S)
[x] PARTNER(S)   [ ] LIMITED
                 [x] GENERAL
[ ] ATTORNEY-IN-FACT
[ ] TRUSTEE(S)
[ ] GUARDIAN/CONSERVATOR
[ ] OTHER
          -------------------
    -------------------------
    -------------------------
SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)
Nuina-400 River, Inc., General Partner of
400 River Limited Partnership

DESCRIPTION OF ATTACHED DOCUMENT

   Consent and Waiver with
   Addendum to Consent and
   Waiver (NaviSite, Inc.)
--------------------------------
  TITLE OR TYPE OF DOCUMENT

       this page + 12
--------------------------------
       NUMBER OF PAGES

        June 7, 2000
--------------------------------
      DATE OF DOCUMENT

   Authorized Signatories of
  Fleet Capital Corporation &
        NaviSite, Inc.
--------------------------------
SIGNER(S) OTHER THAN NAMED ABOVE

   * The "Waiver Certificate"

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (CORPORATION)

STATE OF MASSACHUSETTS
         ------------------
                         ss.
COUNTY OF ESSEX
          -----------------

        I, Christopher R. Guiod, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this 7th day of June, ____, personally appeared before me Kenneth W. Hale (Name of Signer for Undersigned), to me personally well known and known to me to be the person who signed the foregoing Consent and Waiver, and known to me to be and who, being by me duly sworn and being informed of the contents of said Consent and Waiver, stated and acknowledged to me an oath that he was Chief Financial Officer (Title) of NaviSite, Inc. the Corporation named in and which executed the said Consent and Waiver, and that he knows the corporate seal of said Corporation, and that the seal affixed to said Consent and Waiver is the corporate seal of said Corporation, that he was duly authorized to execute said Consent and Waiver, for, in the name of and on behalf of said Corporation, and that same was signed, sealed, executed and delivered by him in the name of and on behalf of said Corporation by authority of its Board of Directors and that the execution of said Consent and Waiver was his free and voluntary act and deed in his [sole] capacity and acknowledged to me that said Corporation executed the same as its voluntary act and deed and was by him voluntarily executed, on behalf of said corporation for the uses, purposes and considerations therein mentioned and set forth.

        WITNESS my hand and seal as such Notary Public the day and year in this certificate above witnessed.

My commission expires March 29, 2007                  Christopher R. Guiod
                                                      --------------------
                                                         (Notary Public)
                                                             (Seal)

                              SCHEDULE A EQUIPMENT


Attached hereto and made part of the following documents: Consent and Waiver
                                                          (Owner, Landlord or
                                                          Mortgagee of Real
                                                          Estate)
With: NaviSite, Inc. (35076-00001)

QUANTITY     MODEL     UNIT#      DESCRIPTION                                SERIAL#/VIN#
-----------------------------------------------------------------------------------------

                                  VENDOR: CDW COMPUTER CENTERS, INC.

   1                              IBM TP 390E6/333 6.4GB 64MB 2

                                  VENDOR: PROJECT SCHEDULERS

   1                              SureTrack system                            73134176

                                  VENDOR: NECR

   1                              Laptop bag & niccard

                                  VENDOR: BOISE CASCADE OFFICE PRODUCTS

 1 ct                             Chair, folding 5/ct bge ALTSRC=U22 1 ct
   1                              Table, fold DLX 36x96 wal req prod
                                  #E4FTD3696WA ALTSRC=U22 1 ea
   1                              Table, crt folding wal/st req prod
                                  #E4FTD3696WA ALTSRC=U22 1 ea

                                  VENDOR: NEXTEL

   1         I1000 plus           Cell phone with:
   1                              Charger: wall/travel
   1         900MAH LI            Battery: std
   1         I1000                Case: plastic holder

                                  VENDOR: PRO TOOL & SUPPLY

   2                              Item# WP60113; WAP sq 10 gal RDF vacuum
   2                              Item# WP100377; WAP Hepa filter kit

                                  VENDOR: GE APPLIANCES

   1                              ZDI15C BB ref-compact
   1                              GSD5920D BB undctr D/W
   4                              TCX22PAC BB refrigerator
   6                              JE1640GB Micro Wave O

                                  VENDOR: WHITNEY VEIGAS

  19                              LSI Life Safety ID signs

--------------------------------------------------------------------------------

                              SCHEDULE A EQUIPMENT


Attached hereto and made part of the following documents: Consent and Waiver
                                                          (Owner, Landlord or
                                                          Mortgagee of Real
                                                          Estate)

With: NaviSite, Inc. (35076-00001)

QUANTITY   MODEL   UNIT#    DESCRIPTION                                SERIAL#/VIN#
-----------------------------------------------------------------------------------------

                            VENDOR: WINBROOK ASSOCIATES, INC.

  54                        Network cabinets
  54                        Standard rack 7x9
  29                        Single vertical cable management
  54                        Wire relay racks
  34                        Sun 450 29" customer cabinet
  190                       One-door customer cabinet
  21                        Two-door customer cabinet
  12                        Three-door customer cabinet
  13                        Sun 450 server cabinet 29x36x84
   6                        E-450 rackmount kits
  12                        Power strips

                            VENDOR: RESOURCES FOR OFFICE INTERIORS

  27                        Workstations
  308                       AIS steelcase Avenir stations
  68                        Offices; constructed
                            Fabric: Newport
                            Trim: Black
                            Laminate: Chromatix

                            ELECTICAL ITEMS, AS MORE FULLY DESCRIBED BELOW:

                            VENDOR: SOUTHWORTH-MILTON POWER SYSTEMS

   4       3516BDI          Outdoor Caterpillar Low Emissions Diesel Packaged
           TA               Generator Sets. Each unit rated 2000KW, continuous
                            standby power, 277/480 volt, 60 hertz, 1800 rpm, 3
                            phase, 0.8 pf. Included is the following for each
                            unit:
                            3500 Gallon Fuel Tank Base Double Walled with Leak
                            Detection
                            Structural Steel Base
                            Starting Batteries with Rack and Cables
                            Battery Charger
                            Charging Alternator
                            Engine/Generator Unit Mounted Control Panel
                            NFPA 99-Pre-Alarm Module
                            Engine Gauge Panel
                            3000 Amp Free Standing Circuit Breakers, 100%


--------------------------------------------------------------------------------

                              SCHEDULE A EQUIPMENT


Attached hereto and made part of the following documents: Consent and Waiver
                                                          (Owner, Landlord or
                                                          Mortgagee of Real
                                                          Estate)

With: NaviSite, Inc. (35076-00001)

QUANTITY     MODEL   UNIT   #DESCRIPTION                                     SERIAL#/VIN#
-----------------------------------------------------------------------------------------

                            rated Mounted and Wired with Enclosure
                            Jacket Water Heater, Two (2) at 6000 Watts each
                            United Mounted Radiator, Stack Core Type, with
                            Fuel Oil Coolers
                            Permanent Magnet Generator
                            Automatic Start/Stop Package
                            Unit Mounted Control Panel, Caterpillar EMCPII+
                            Critical Grade Silencer mounted and insulated within the Enclosure
                            Stainless Steel Flexible Connector
                            Flexible Fuel Connectors
                            Vibration Isolators, Seismic Spring Type
                            Lubricating Oil
                            Ethylene Glycol
                            Electronic Isochronous Governor with Load Share
                            Module
                            Remote Breakglass Shutdown Switch

   4                        LEA Dynatech System 3 TVSS units
   1                        4 Engine, NEMA 1 enclosed, wall mounted remote
                            annunciator panel
                            PDU distribution A & B panels

                            VENDOR: RUSSELECTRIC INC.

                            UTILITY PARALLELING/
                            GENERATOR CONTROL
                            SYSTEM CONSISTING OF THE
                            FOLLOWING:

   1                        Generator Control Cubicle; including, but not
                            limited to, (1) Programmable Logic Controller,
                            General Electric Series 90-30
   4                        Generator Control Cubicle
   1                        Master Control Cubicle
   4                        Utility Transfer Control Cubicle
   1                        Mimic Display Cubicle

   1                        Generator Circuit Breaker Switchgear consisting of
                            the following:
   4                        Generator Breaker Cubicle
   6                        Distribution Circuit Breaker Cubicle
   1                        Distribution Circuit Breaker Cubicle

--------------------------------------------------------------------------------

                              SCHEDULE A EQUIPMENT


Attached hereto and made part of the following documents: Consent and Waiver
                                                          (Owner, Landlord or
                                                          Mortgagee of Real
                                                          Estate)

With: NaviSite, Inc. (35076-00001)

QUANTITY     MODEL   UNIT#  DESCRIPTION                                            SERIAL#/VIN#
-----------------------------------------------------------------------------------------------

   1                        UPS Input Circuit Breaker Switchgear consisting of
                            the following:
   2                        Utility Main Breaker Cubicle
   2                        Generator Main Breaker Cubicle
   1                        Tie Circuit Breaker Cubicle
   4                        Distribution Breaker Cubicle
   2                        Distribution Circuit Breaker Cubicle

   1                        Mechanical/House Circuit Breaker Switchgear
                            consisting of the following:
   2                        Utility Main Breaker Cubicle
   2                        Generator Main Breaker Cubicle
   1                        Tie Circuit Breaker Cubicle
   6                        Distribution Breaker Cubicle
   1                        Distribution Circuit Breaker Cubicle

   1 Russelectric SCADA Terminal consisting of the following:
   1 Master Display Unit; including, but not limited to, (1) Desktop Personal Computer with 450 MHz
                            Pentium II Xeon Processor with 512K Cache, 256 MB
                            SDRAM, 9GB, Harddrive, 3.5" diskette drive, 13X min / 32X max CD-ROM, Telepath modem w/x2 technology, 3COM PCI 10/100 twisted pair Ethernet w/wol, 104+ keyboard and MS IntelliMouse, Gateway
                            Model E-5250, (1) 21" color monitor by Vivitron model VX1100 (19.7" viewable), and (1) Hewlett
                            Parkard 6Pse printer.

                            VENDOR: LOAD TECHNOLOGY, INC.

   1                        Model: OSL6-2000.1-480V33-0600-(6) 100 Resistive
                            Load Bank, rating: 2000 KW, consisting of the following:
                            An outdoor load enclosure containing the load resistors, power controls and cooling fan.
                            An outdoor control enclosure containing the pilot control devices for remote mounting.

                            VENDOR: PRITCHARD BROWN

   4 Sound Attenuated Enclosure; including, but not limited to the following:
                            3500 Gallon Capacity Fuel Tank


--------------------------------------------------------------------------------

                              SCHEDULE A EQUIPMENT


Attached hereto and made part of the following documents: Consent and Waiver
                                                          (Owner, Landlord or
                                                          Mortgagee of Real
                                                          Estate)

With: NaviSite, Inc. (35076-00001)

QUANTITY     MODEL   UNIT#  DESCRIPTION                                SERIAL#/VIN#
-----------------------------------------------------------------------------------------


                            3850 Gallon Rupure Basin
                            4-Point Base Lift Plates
                            U.L. Listed Fuel Tank

                            VENDOR: EXIDE

   5                        750KVA Multi-Module Parallel UPS System with:
                            Input Voltage of: 480 VAC, 3 Phase, 3-Wire, 60 Hz
                            Output Voltage of: 480 VAC, 3 Phase, 3-Wire, 60 Hz
   5                        System Battery
   5                        2500AF/2000AT Battery Breaker with Aux. Contacts
                            and Shunt Trip
   5                        Manually Operated 2000 amp Fused Battery
                            Disconnect Switch
   1                        UPS Output Switchboard with System Bypass Control
                            by General Electric Rated at 100KAIC
   1                        Remote Monitor Panel

                            HVAC, PLUMBING & FIRE
                            PROTECTION
                            ITEMS AS MORE FULLY DESCRIBED
                            BELOW:

                            VENDOR: ADVANCED SAFETY SYSTEMS, INC.

             FM-200         Fire Detection/Suppression System with Fenwal's
                            Smart-One Analog Intelligent Multizone System
                            Technology for 3 zones.

                            VENDOR: DELTA MECHANICAL OF NEW ENGLAND, INC.

                            HVAC System; including, but not limited to, the following:
                            Controls
                            Chillers
                            RTUs/AIIU
                            Cooling Towers
                            Pumps & Accessories
                            RGDs
                            Fans
                            Electric Heat & Cabs

--------------------------------------------------------------------------------

                              SCHEDULE A EQUIPMENT


Attached hereto and made part of the following documents: Consent and Waiver
                                                          (Owner, Landlord or
                                                          Mortgagee of Real
                                                          Estate)

With: NaviSite, Inc. (35076-00001)

QUANTITY     MODEL   UNIT#  DESCRIPTION                                SERIAL#/VIN#
-----------------------------------------------------------------------------------------


                            Supply & Return Piping
                            Liebert Units
                            Fan Powered & VAV Boxes
                            Fire Dampers/Access Damper
                            Trailers
                            Smoke Dampers

                            AUDIO/VISUAL EQUIPMENT ITEMS AS MORE FULLY
                            DESCRIBED BELOW:

                            VENDOR: HB COMMUNICATIONS

   1         VPL-X1000      Sony LCD Video Projector
   1         VPLCFM30       Sony Short Focus Lens
   4         LMP-600        Sony Lamps
   1         WRK-24SA-27    MidAtlantic Equipment Rack
   1         MW-VT          MidAtlantic Vented Top
   1         PD-1415C       MidAtlantic Power Strip
   1         MD-KB          MidAtlantic Keyboard Tray
  10         U317           MidAtlantic Vented Shelves
   1         AS3-22         MidAtlantic Video Rackshelf (computer monitor)
   1         AV-16B         Cybex AutoView 16 input KVM Switcher
   9         CUFU-6         Cybex CPC/VGA Cables
   2         RMK-33         Cybex Rackmounts
   1         A-906          TOA Mixer/Power Amplifier
   1         MB-25B         TOA Rack Mount
   4         U21S           TOA Input Module
   5         C803-AT47      Soundolier 8" Coaxial Loudspeaker
   5         95-8-10        Soundolier 8" Loudspeaker enclosures
   5         61-8W          Soundolier Grille
   5         81-8           Soundolier T Bar Support
  22         RGB 202x       Extron Computer Interface
  22         MBC/VGA        MBC Input Cable
   1         AV             Creston Audiovisual Control System
   1         SAS-BS3        Sony DSS Receiver & Dish
   1         IN1024         Inline Video Scan Doubler

--------------------------------------------------------------------------------

                              SCHEDULE A EQUIPMENT


Attached hereto and made part of the following documents: Consent and Waiver
                                                          (Owner, Landlord or
                                                          Mortgagee of Real
                                                          Estate)

With: NaviSite, Inc. (35076-00001)

QUANTITY     MODEL   UNIT#  DESCRIPTION                                SERIAL#/VIN#
-----------------------------------------------------------------------------------------

   1                        Inline Rack Mount
   1         3200           Extron RGBHV Matrix Switcher
   9         VPL-X1000U     Sony LCD Video Projector
   9         VPLL-FM30      Sony Short Focus Lens
   9                        Trooper Rear Projection Screen
   9                        Trooper RPM System (Video Projection Support)
   1         WRK-44SA       MidAtlantic Equipment Rack
   1         RWL-1          Soundolier Rack Work Light
   1         SB             MidAtlantic Blank Panels
   1         VTF            MidAtlantic Vented Panels
   1                        Wiremold Power Strips
                            Cable & Connectors

                            SECURITY ITEMS AS MORE FULLY
                            DESCRIBED BELOW:

                            VENDOR: ADT SECURITY SERVICES, INC.

                            Central Security & Access Control Systems;
                            including, but not limited to, the following:
                            Recessed Magnetic Door Switch
                            Surface Mounted Door Switch
                            Relay Alarm Interface
                            Motion Detector (Passive Infrared)
                            Magnetic Lock with Power Supply for Access
                            Controlled Door
                            Interior Intercom Station with speaker and Signal
                            Button
                            Weatherproof Intercom Station with speaker and Signal Button
                            Inside Close Circuit Television Camera with all
                            Accessories such as mounting brackets, bubble ceiling housing and lens
                            Inside Close Circuit Television Camera with Pan
                            Tilt and Zoom with all Accessories such as mounting brackets, bubble ceiling housing and lens
                            Outside Close Circuit Television Camera with Pan
                            Tilt and Zoom with Weatherproof Housing and
                            Equipment (Speed Dome)
                            Fixed Outside Close Circuit Television Camera


--------------------------------------------------------------------------------

                                       66

                              SCHEDULE A EQUIPMENT


Attached hereto and made part of the following documents: Consent and Waiver
                                                          (Owner, Landlord or
                                                          Mortgagee of Real
                                                          Estate)

With: NaviSite, Inc. (35076-00001)

QUANTITY     MODEL   UNIT#  DESCRIPTION                                SERIAL#/VIN#
-----------------------------------------------------------------------------------------


                            with Weatherproof Housing and Equipment
                            Assistance Button/Panic Alarm
                            Glass Break Detector
                            Proximity Reader Controlled Door with: Entrance
                            Card Reader, Electric Door Strike, Exit Device
                            (PIR), and Magnetic Switch
                            Proximity Card Reader Controlled Door with:
                            Entrance Card Reader, Exit Card Reader, Electric
                            Door Strike, and Magnetic Switch
                            Exterior Mounting for Card Reader
                            Multiplex Panel, Base Panel with Power Supply with
                            Battery Backup
                            Report Printer
                            Laser Printer
                            Work Station
                            Card Printing Supplies
                            Portable Video ID Input Camera with Interface
                            Cables
                            Digital Recorder for 32 CCTV Cameras
                            16 Camera Multiplexer
                            Proximity Card Reader
                            Visitor Printer Option (Printer and Software)

--------------------------------------------------------------------------------

WITH ALL STANDARD AND ACCESSORY EQUIPMENT


                                       67